                                                               File No. 2-98265
                                                                       811-4320

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------


                       POST-EFFECTIVE AMENDMENT NO. 14 TO
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                                    --------

Exact name of trust:    OHIO NATIONAL VARIABLE ACCOUNT R

Name of depositor:      OHIO NATIONAL LIFE ASSURANCE CORPORATION

Complete address of depositor's principal executive offices:

                        One Financial Way
                        Cincinnati, Ohio 45242

Name and complete address of agent for service:

                        Ronald L. Benedict, Esq.
                        Ohio National Life Assurance Corporation
                        P.O. Box 237
                        Cincinnati, Ohio 45201

Notice to:              W. Randolph Thompson, Esq.
                        Of Counsel
                        Jones & Blouch L.L.P.
                        Suite 405 West
                        1025 Thomas Jefferson Street, N.W.
                        Washington, D.C. 20007

It is proposed that this filing will become effective (check appropriate box):


            immediately upon filing pursuant to paragraph (b) of Rule 485
        ---
         X  on May 1, 1997, pursuant to paragraph (b) of Rule 485
        ---
            60 days after filing pursuant to paragraph (a)(1) of Rule 485
        ---
            on (date) pursuant to paragraph (a)(1) of Rule 485
        ---


If appropriate, check the following box:
        --- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title and amount of securities being registered: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS ("VARI-VEST II"). Registrant has heretofore registered an indefinite amount of such flexible premium variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24f-2 and on February 27, 1997 filed its Rule 24f-2 Notice for its most recent fiscal year.

                                     PART I

                                   PROSPECTUS

                                   PROSPECTUS
                                  VARI-VEST II
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                      OHIO NATIONAL LIFE VARIABLE ACCOUNT R
                                ONE FINANCIAL WAY
                             CINCINNATI, OHIO 45242
                            TELEPHONE (513) 794-6100

This prospectus describes a flexible premium variable life insurance contract (the "contract") offered through Ohio National Variable Account R (the "variable account"), a separate account of Ohio National Life Assurance Corporation (the "Company"). The Company is a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").


The contract described herein has a minimum stated amount of $100,000 and a sales charge which is deducted in part from premium payments and in part from accumulation value upon surrender, lapse, partial surrender or a decrease in stated amount during the first ten contract years. Because of the substantial nature of the surrender charge, the contract is not suitable for short term investment purposes. The contract generally will not be issued to a person over age 70. In addition, the Company offers contracts which provide for a reduction of sales load for certain existing policyholders of the Company and Ohio National Life.

The contract is "flexible" because, subject to certain restrictions, it permits you to adjust the timing and amount of your premium payments, to direct net premiums to one or more of the subaccounts of the variable account or to the general account, to choose from two death benefit plans, and to increase or decrease the level of death benefits under such plans. The contract is "variable" because the value of the contract will change with the performance of the investment media selected. The flexible and variable features of the contract give you the opportunity throughout your lifetime to meet your changing life insurance needs and to accommodate to changing economic conditions within the framework of a single insurance policy. For this reason, it may not be to your advantage to purchase a contract as a means of obtaining additional insurance if you already own another flexible premium variable life insurance policy.


The contract provides life insurance coverage to age 95. You may choose either a level or variable death benefit plan. The level plan provides a fixed benefit (the "stated amount") to be paid on the death of the insured. The level plan contract operates in a manner similar to a whole life insurance policy, except that its accumulation value varies with investment performance. The variable plan contract provides a death benefit equal to the sum of the stated amount and the contract's accumulation value. Accordingly, the variable plan death benefit generally varies dollar for dollar with the contract's accumulation value. Under either plan, the Company offers to insure the death benefit against adverse investment performance by guaranteeing that the death benefit will never be less than the contract's stated amount, provided you satisfy a minimum premium requirement.

When you purchase a contract, you will be required to pay an initial premium. During the first two contract years you must pay minimum premiums to keep the contract in force. Thereafter, you must satisfy the minimum premium requirement if you wish to keep the death benefit guarantee in effect. In addition, there is a guideline annual premium which is used to determine the amount of sales charge we may deduct from your premium payments.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SHOULD BE ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE FUND.



                                  MAY 1, 1997

As a planning device, you will be asked to adopt a planned premium schedule that indicates the level of your intended payments under the contract. The planned premium will generally fall somewhere between the minimum and guideline annual premium amounts. The exact amount of such premium will depend upon your objectives and your estimate of long-term investment performance. The minimum, guideline and planned premiums will be set forth on the specification page of your contract. While such premiums affect the amount and timing of your premium payments in limited ways, the contract is designed to afford you substantial flexibility with respect to such premium payments. After the first two contract years, in the absence of premium payments, including the minimum premium required to keep the death benefit guarantee in effect, the contract will remain in force as long as the cash surrender value (less any contract indebtedness) is sufficient to pay the next monthly deduction for contract charges.


Net premiums will be allocated at your direction among the investment accounts offered by the Company. Currently, the Company offers 14 such investment accounts: the 13 subaccounts of the variable account and the Company's general account. Each of the variable subaccounts invests in a corresponding portfolio of Ohio National Fund, Inc. (the "Fund"). The Fund is a series mutual fund which includes equity, money market, bond, flexible, international, capital appreciation, small cap, global contrarian, aggressive growth, core growth, growth & income, S&P 500 index and social awareness portfolios as well as other portfolios not available for the contract. The investment portfolios are described in the accompanying Fund prospectus. Your contract's accumulation value will reflect the investment performance of the subaccounts you select and is not guaranteed.


Should the need arise, you may obtain access to the cash surrender value of your contract after the first contract year through loans or, after the second contract year, partial surrenders, without terminating your insurance coverage. In addition, you may surrender your contract at any time and receive its cash surrender value.


The Company offers other flexible premium variable life policies (the "policies") which are substantially similar to the contract except that they have a different charge structure. Consult your agent concerning whether the contract or one of the policies would better suit your needs.



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
                                TABLE OF CONTENTS


Definitions.....................................................................   5

Introduction....................................................................   8

Assumptions And Scope Of Prospectus.............................................   8

Summary.........................................................................   8

Ohio National Financial Services Group..........................................  12
     Ohio National Life Assurance Corporation (the "Company")...................  12
     The Ohio National Life Insurance Company ("Ohio National Life")............  12
     Ohio National Variable Account R (the "variable account")..................  13
     Ohio National Fund, Inc.  (the "Fund").....................................  13

Death Benefits..................................................................  15
     Plan A - Level Benefit.....................................................  15
     Plan B - Variable Benefit..................................................  16
     Change in Death Benefit Plan...............................................  17
     Death Benefit Guarantee....................................................  17
     Changes in Stated Amount...................................................  17

Accumulation Value..............................................................  18
     Determination of Variable Account Accumulation Values......................  18
     Accumulation Unit Values...................................................  19
     Loans......................................................................  20
     Surrender Privileges.......................................................  20
     Maturity...................................................................  21

Premiums........................................................................  22
     Purchasing a Contract......................................................  22
     Payment of Premiums........................................................  22
     Initial Premiums...........................................................  22
     Minimum Premiums...........................................................  23
     Planned Premiums...........................................................  23
     Allocation of Premiums.....................................................  23
     Transfers..................................................................  24
     Dollar Cost Averaging......................................................  24
     Telephone Transfers........................................................  24
     Lapse......................................................................  25
     Reinstatement..............................................................  25
     Conversion.................................................................  25
     Free Look..................................................................  25
     Refund Right...............................................................  26

Charges And Deductions..........................................................  27
     Premium Expense Charge.....................................................  27
     Reduction of Sales Load....................................................  27
     Ohio National Life Employee Discount.......................................  27
     Monthly Deduction..........................................................  28
     Risk Charge................................................................  28
     Surrender Charge...........................................................  28
     Service Charges............................................................  30
     Other Charges..............................................................  31



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

General Provisions..............................................................  31
     Voting Rights..............................................................  31
     Additions, Deletions or Substitutions of Investments.......................  32
     Annual Report..............................................................  32
     Limitation on Right to Contest.............................................  32
     Misstatements..............................................................  33
     Suicide....................................................................  33
     Beneficiaries..............................................................  33
     Postponement of Payments...................................................  33
     Assignment.................................................................  33
     Non-Participating Contract.................................................  33

The General Account.............................................................  34
     General Description........................................................  34
     Accumulation Value.........................................................  34
     Optional Insurance Benefits................................................  34
     Settlement Options.........................................................  35

Distribution Of The Contract....................................................  35

Management Of The Company.......................................................  36

Custodian.......................................................................  36

State Regulation Of The Company.................................................  37

Federal Tax Matters.............................................................  37
     Contract Proceeds..........................................................  37
     Correction of Modified Endowment Contract..................................  38
     Right to Charge for Company Taxes..........................................  38

Employee Benefit Plans..........................................................  38

Legal Proceedings...............................................................  38

Legal Matters...................................................................  38

Experts.........................................................................  38

Registration Statement..........................................................  39

Financial Statements............................................................  39

Illustrations...................................................................  63


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE CONTRACT DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE FUND OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND.


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
                                   DEFINITIONS


Accumulation Value - the sum of the contract accumulation values in the subaccounts of the variable account, the general account and the loan collateral account.


Age - the insured's age at his or her nearest birthday.

Attained Age - the insured's age at the end of the most recent contract year.

Beneficiary - the beneficiary designated by the contractowner in the application or in the latest notification of change of beneficiary filed with us. If the contractowner is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the contractowner is not the insured and no beneficiary survives the insured, the contractowner or his estate will be the beneficiary.


Cash Surrender Value - the accumulation value less any applicable surrender charges.


Code - the Internal Revenue Code of 1954, as amended, and all regulations promulgated thereunder.

Commission - the Securities and Exchange Commission.

Contract - the flexible premium variable life insurance contract offered by this prospectus.

Contract Date - the date as of which insurance coverage and contract charges begin. The contract date is used to determine contract months and years.

Contract Month - each contract month starts on the same date in each calendar month as the contract date.

Contract Year - each contract year starts on the same date in each calendar year as the contract date.

Contract Indebtedness - the total of any unpaid contract loans.

Contractowner - the person so designated on the specification page of the contract.

Corridor Percentage Test - a method of determining the death benefit as required by the Code to qualify the contract as a "life insurance contract" thereunder. The death benefit so determined equals the cash value plus the cash value multiplied by a percentage which varies with age as specified by the Code.

Death Benefit - the amount payable upon the death of the insured, before deductions for contract indebtedness and unpaid monthly deductions.

Death Benefit Guarantee - our guarantee that the contract will never lapse if you have met the minimum premium requirement.

Free Look - your right to cancel the contract or any increase for a specified period and to obtain a full refund of premiums paid with respect to such contract or increase.

Fund - Ohio National Fund, Inc.

General Account - our assets other than those allocated to the variable account or any other separate account we may establish.

Guideline Annual Premium - the level annual premium that would be payable through the contract maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the contract.


Home Office - our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.


Initial Premium - an amount required to commence contract coverage at least equal to one monthly minimum premium.

Insured - the person upon whose life the contract is issued.

Issue Date - the date we approve your application and issue your contract.
         The issue date will be the same as the contract date except for backdated contracts for which the contract date will be prior to the issue date.


Loan Collateral Account - an account to which accumulation value in an amount equal to a contract loan is transferred pro rata from the subaccounts of the variable account and the general account.


Loan Value - the maximum amount that may be borrowed under the contract. The loan value equals the cash surrender value less the cost of insurance charges for the balance of the contract year. The loan value less contract indebtedness equals the amount you borrow at any time.

Maturity Date - unless otherwise specified in the contract, the maturity date is the end of the contract year nearest the insured's 95th birthday.

Minimum Premium - the monthly premium set forth on the contract specification page necessary to keep the contract in force during the first two contract years and to maintain the death benefit guarantee thereafter. Although the minimum premium is expressed as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums which equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction - the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Premiums - the premiums you pay less the premium expense charge.

Planned Premium - a schedule indicating the contractowner's planned premium payments under the contract. The schedule is a planning device only and need not be adhered to.

Portfolio- a portion of the Fund's assets represented by a separate class or series of stock and having a specified investment objective.

Premium Expense Charge - an amount deducted from gross premiums consisting of a sales load and the state premium tax and other state and local taxes applicable to your contract.

Proceeds - the amount payable on surrender, maturity or death.

Process Day - the first day of each contract month. Monthly deductions and any credits are made on this day.

Pronouns - "our", "us" or "we" means Ohio National Life Assurance Corporation.
         "You", "your" or "yours" means the insured. If the insured is not the contractowner, "you", "your" or "yours" means the contractowner when referring to contract rights, payments and notices.


Receipt - with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date prior to 4:00 p.m. Eastern time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern time on a valuation date, it is deemed received on the next valuation date.


Risk Charge - the charge imposed by the Company against variable account assets for assuming the expense and mortality risks under the contract.

Settlement Options - methods of paying the proceeds other than in a lump sum.

Stated Amount - the minimum death benefit payable under the contract as long as the contract remains in force and which is set forth on the contract specification page.

Subaccount - a subdivision of the variable account which invests exclusively in the shares of a corresponding portfolio of the Fund.

Surrender Charge - a two part charge assessed in connection with contract surrenders, lapses and decreases in stated amount, consisting of a contingent deferred sales charge applicable for ten years, and a contingent deferred insurance underwriting charge applicable for seven years, from the contract date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase.


Valuation Date - each day on which the net asset value of Fund shares is determined. See page 22 of the accompanying Fund prospectus.

Valuation Period - the period between two successive valuation dates which begins at 4:00 p.m. Eastern time on one valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.


Variable Account - Ohio National Variable Account R.

                                  INTRODUCTION

As described on the cover page of this prospectus, the contract offered hereby is a flexible premium variable life insurance contract which enables you throughout your lifetime to accommodate to your changing insurance needs and to changing economic conditions within the framework of a single insurance policy. The contract provides for death benefits, cash values, loans, a variety of settlement options and other features traditionally associated with life insurance.

The contract is similar to traditional life insurance in a number of respects. You receive insurance coverage to age 95 at least equal to the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in effect. You may surrender the contract at any time and receive its cash surrender value. After the first contract year, you may borrow up to the loan value of the contract. To the extent that you elect to allocate net premiums to the general account, the investment return on the contract is guaranteed.

The contract also has several significant features which differentiate it from traditional life insurance. There is no schedule of required premiums to keep the contract in force. Instead, within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances. In addition, you direct the investment of your net premiums and resulting cash values, which will vary with the investment performance of the subaccounts of the variable subaccount you select. However, unlike traditional insurance, such values are neither guaranteed nor limited to an assumed rate of interest. The contract also permits you to elect a variable death benefit plan as an alternative to a level plan, the latter being similar in many respects to a traditional whole life policy. Finally, the contract under either plan permits you to increase the stated amount of insurance coverage any time after the first contract year and to decrease the stated amount two years after the issue date.


                       ASSUMPTIONS AND SCOPE OF PROSPECTUS

This prospectus relates principally to the variable account and contains only selected information regarding the general account. (See "The General Account" at page 34.) For details regarding elements of the contract involving the general account, see your contract.

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes: that (1) "you", the "contractowner" and the "insured" are the same person (such terms generally being used interchangeably), (2) the death benefit guarantee is in effect, (3) the cash surrender value of your contract is sufficient to pay the next monthly deduction, (4) there is no outstanding contract indebtedness, (5) the death benefit is not determined by the corridor percentage test, (6) the contract is not backdated, and (7) payments under the contract have not been made in a way that would cause the contract to be treated as a modified endowment contract under federal law.

                                     SUMMARY

The following summary is intended to provide you with a general description of the most important features of the contract. To understand this summary, reference should be made to the preceding "Definitions" section for the meaning of various terms. This summary is not comprehensive and is qualified in its entirety by the more specific information contained in this prospectus, the attached Fund prospectus and the statement of additional information referred to therein. This summary presents selected information in the same sequence and employs the same headings as the body of the prospectus. Consult the table of contents to locate the fuller discussion of each item included herein.

OHIO NATIONAL FINANCIAL SERVICES GROUP


OHIO NATIONAL LIFE ASSURANCE CORPORATION (the "Company") - a stock life insurance company established under the laws of Ohio on June 26, 1979.


THE OHIO NATIONAL LIFE INSURANCE COMPANY ("Ohio National Life") - a mutual life insurance company organized in 1909 under the laws of Ohio which currently has assets in excess of $5.9 billion. Ohio National Life controls the Company and the Fund. While Ohio National Life's experienced personnel and facilities are available to assist in administering the Company and its flexible product program, its assets do not back the contract.


OHIO NATIONAL VARIABLE ACCOUNT R (the "variable account") - established by the Company on May 6, 1985 as a means of offering the types of contract described in this prospectus. Net premiums allocated to the variable account are segregated from the Company's other assets and are protected from claims and liabilities arising from the Company's other lines of business. The Company's general account assets, however, are available to support benefits under the contract.


There are currently 14 separate subaccounts within the variable account. The assets of each are invested exclusively in shares of a corresponding investment portfolio of the Fund.

OHIO NATIONAL FUND, INC. (the "Fund") - is an open-end diversified management investment company, commonly referred to as a mutual fund. The Fund currently has 16 investment portfolios, in 13 of which the contracts' assets may be invested: the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio (a flexible portfolio fund), International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, Global Contrarian Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio and Social Awareness Portfolio (the "portfolios"). The operations of the Fund, its investment adviser and the investment objectives and policies of each portfolio are described in its attached prospectus. Net premiums under the contract may be allocated to the subaccounts of the variable account which invest exclusively in Fund shares. Accordingly, to the extent you allocate net premiums to the subaccounts, the accumulation value of your contract will vary with the investment performance of Fund shares.



DEATH BENEFITS


You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the contract. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death. Under either plan, we may be required to increase the death benefit to satisfy the corridor percentage test included in the Code's definition of a "life insurance contract." Generally, favorable investment performance is reflected in increased accumulation value under the level plan and in increased insurance coverage under the variable plan. The death benefit will never be less than the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in force. The death benefit will be paid into an interest-bearing checking account established in your beneficiary's name or, at your option, applied in whole or in part under one or more settlement options.


After the first contract year you may increase your stated amount, and two years after the issue date you may decrease your stated amount. You cannot decrease the stated amount below the minimum stated amount shown on the contract specification page. Any increase or decrease in the stated amount must equal at least $5,000 and an increase will require additional evidence of insurability.


The contract includes a death benefit guarantee. Under this provision, we guarantee that the death benefit will never be less than the stated amount, provided you satisfy the minimum premium requirement. Accordingly, a cash surrender value insufficient to meet the current monthly deduction as a result of adverse subaccount investment performance will not cause the contract to lapse as long as the death benefit guarantee is in effect.

ACCUMULATION VALUE

The accumulation value of your contract equals the sum of the accumulation values in the general account, the subaccounts of the variable account and the loan collateral account. The general account accumulation value will reflect the amount and timing of net premiums allocated to the general account and interest thereon. The accumulation value in the variable subaccounts will reflect deductions for a risk charge, the amount and timing of net premiums allocated to such subaccounts and the investment experience associated therewith. Such investment experience is not guaranteed. In addition, the subaccount and the general account accumulation values will be charged pro rata in connection with contract loans, partial surrenders and monthly deductions. The loan collateral account will reflect amounts borrowed against the loan value of the contract.


Loans - after the first contract year, you may borrow against the loan value of your contract. The loan value will never be less than 75% of your accumulation surrender value. Loan interest is payable in advance at a rate of 7.4% (an effective compound annual rate of 8%). Any outstanding contract indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender.


Loan amounts and any unpaid interest thereon will be withdrawn pro rata from the variable subaccounts and the general account. Accumulation value in each subaccount equal to the contract indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 5%. Currently, we credit interest at an annual rate of 6.75%.

A loan may be repaid in whole or in part at any time while the contract is in force. When a loan repayment is made, accumulation value securing contract indebtedness in the loan collateral account equal to the loan repayment will be allocated first to the general account until the amount borrowed has been replaced. The balance of the repayment will then be allocated to the general account and the variable subaccounts using the same percentages as then in effect to allocate net premiums.


Surrender Privileges - at any time you may surrender your contract in full and receive the proceeds. Your contract also gives you a partial surrender right. At any time after two years from the issue date, you may withdraw part of your accumulation surrender value. Such withdrawals will reduce your contract's death benefit and may be subject to a surrender charge.


Withholding Payment After Premium Payment - The Company may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take-up to 15 days after we receive your check.



PREMIUMS

An initial premium is required to purchase a contract. In addition, you must satisfy a minimum premium requirement during the first two contract years to keep the contract in force, and thereafter to keep the death benefit guarantee in effect. To satisfy the minimum premium requirement at any time, you must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the contract specification page multiplied by the number of complete contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach age 70, or ten years from the contract date, if later. At such time, the monthly minimum premium to maintain the death benefit guarantee will be substantially increased. Such increase may affect your ability to keep the death benefit guarantee or the contract in force.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing or premium payments is left to your discretion.

To aid you in formulating your insurance plan under the contract, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. Such premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. Such schedule is a planning device only and need not be adhered to.

Allocation of Premiums - you may allocate your net premiums to any of the variable subaccounts and to the general account in any combination of whole percentages. You indicate your initial allocation in the contract application. Thereafter, you may transfer cash values and reallocate future premiums.

Transfers - we allow transfers of cash values among the subaccounts of the variable account and to the general account at any time. Transfers from the general account to the subaccounts are subject to certain restrictions.

Lapse - provided you pay the minimum premiums required to maintain the death benefit guarantee, your contract will never lapse. If you fail to satisfy the minimum premium requirement in the first two contract years, your contract will lapse after a 61 day grace period. In such case, you may be entitled to a refund of a portion of the surrender charge otherwise applicable to your contract.

If you fail to satisfy the minimum premium requirement after the second contract year and, as a result, the death benefit guarantee is not in effect, the duration of your contract depends on its cash surrender value. The contract will remain in force as long as the cash surrender value less any outstanding contract indebtedness is sufficient to pay the next monthly deduction. If such is not the case, you will have a 61 day grace period in which to increase your cash surrender value through the payment of additional premiums. If you do not pay sufficient additional premiums during the grace period, the contract will lapse and terminate without value.

Reinstatement - once a contract has lapsed, you may request reinstatement of the contract any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement.


Free Look - following the initial purchase of your contract or any subsequent increase in the stated amount, you are entitled to a free look period. During the free look period, you may cancel the contract or increase, as applicable, and we will refund all the money you have paid therefor. In some states, applicable law requires that your refund be adjusted by any investment gains or losses. The free look period expires 20 days from your receipt of the contract or evidence of increase.


Refund Right - if your contract lapses or you surrender it during the first two years following the issue date or the date of any increase, you may be entitled to a refund of a portion of the surrender charge otherwise applicable to your contract.


CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, accumulation values and contract surrenders as follows:

(a) from premiums we deduct a premium expense charge. The premium expense charge includes a 4% deduction from premium payments for the life of the contract. Such charge and the contingent deferred sales charge referred to in paragraph (d) below are intended to compensate us for sales and distribution expenses. The premium expense charge also includes a deduction for the state premium tax and any other state and local taxes applicable to your contract.
     Currently, state premium taxes vary from 2% to 4%.

(b) against the accumulation value we make a monthly deduction covering the cost of insurance, administrative expenses ($5), the risk of providing the death benefit guarantee ($.01 per thousand of stated amount), and the cost of any optional insurance benefit added by rider;

(c) against the assets of the variable subaccounts we assess a daily charge equal to an annualized rate of 0.75% of such assets to compensate us for assuming certain mortality and expense risks; and


(d) from accumulation value we deduct surrender charges in the event of lapse, full surrender, certain partial surrenders and decreases in stated amount. Such surrender charges only apply during the first ten contract years following the contract date and the date of any increase in stated amount. The surrender charges consist of a contingent deferred sales charge and a contingent deferred insurance underwriting charge. The contingent deferred sales charge is 46% of premiums paid during the first two contract years up to two guideline annual premiums. For issue ages above age 55, this percentage scales down and reaches 13% by age 74. The contingent deferred insurance underwriting charge varies with age at issue or increase from $3 to $6 per thousand dollars of your first $500,000 of stated amount.

Because the contingent deferred sales charge only applies to premiums paid during the first two contract years, a contractowner may incur the smallest amount of such charge by paying only the required minimum premium during such period. Similarly, only premiums allocated to an increase within two years after the date of such increase are subject to the contingent deferred sales charge. Accordingly, premiums paid either before or after such two year period will not be subject to the contingent deferred sales charge.
[/R]

In addition to the foregoing charges and deductions, we assess the following three service charges: (i) for partial surrenders the lesser of $25 or 2% of the amount surrendered, (ii) up to $15 (currently the charge is $3 and is waived on the first four transfers during any contract year) for transfers of accumulation value among the subaccounts and the general account and (iii) $25 for any special illustration of contract benefits that you may request. Currently we impose lesser charges for transfers and illustrations, but we only guarantee that such charges will never exceed the amounts stated above. We also reserve the right to assess the assets of each subaccount to provide for any taxes payable by us on account of such assets. Certain expenses and an investment advisory fee will be assessed against Fund assets, as described in the attached Fund prospectus.



FEDERAL TAX MATTERS


All death benefits paid under the contract will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the contract qualifies as a "life insurance contract" as defined therein, any increases in cash value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance. Partial withdrawals and surrenders, however, may result in the taxation of the portion of such withdrawals or surrenders attributable to the increase in accumulation value resulting from favorable investment performance. If payments are made in excess of a rate that would pay up a contract after 7 level annual payments, there may be taxation of, including a penalty tax on, portions of the proceeds of loans, withdrawals or surrenders.




                     OHIO NATIONAL FINANCIAL SERVICES GROUP


OHIO NATIONAL LIFE ASSURANCE CORPORATION (THE "COMPANY")


The Company was established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. It is a wholly-owned stock subsidiary of The Ohio National Life Insurance Company. The Company is currently licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico. (See page 46 for the Company's financial statements.)



THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company and became a mutual life insurance company on August 7, 1959. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $5.9 billion and equity in excess of $500 million. Ohio National Life provided the Company with the initial capital to finance its operations. From time to time, Ohio National Life may make additional capital contributions to the Company, although it is under no legal obligation to do so and its assets do not support the benefits provided under the contract.

OHIO NATIONAL VARIABLE ACCOUNT R (THE "VARIABLE ACCOUNT")

The Company established the variable account on May 6, 1985 pursuant to the insurance laws of the State of Ohio. The variable account is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or the Company. Under Ohio law, the variable account assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. Variable account assets are not chargeable with liabilities arising out of any other business of the Company.

The Company keeps the variable account assets physically segregated from assets of the Company's general account. The Company maintains records of all purchases and redemptions of Fund shares by each of the subaccounts of the variable account.


The variable account currently has 13 investment subaccounts, but may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in a portfolio of the Fund. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.



OHIO NATIONAL FUND, INC.  (THE "FUND")


The Fund is organized as a Maryland corporation and is registered as an open-end diversified management investment company under the 1940 Act. The Fund currently has 16 portfolios, in 13 of which the contracts' assets may be invested. Each portfolio has different investment objectives. Each portfolio operates as a separate investment fund, and the income or loss of one portfolio generally has no effect on the investment performance of any other portfolio.


In addition to being offered to the variable account, Fund shares are currently offered to separate accounts of Ohio National Life in connection with variable annuity contracts and may in the future be offered to other insurance company separate accounts. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. Although neither the Company, Ohio National Life nor the Fund currently foresees any such disadvantage, the Board of Directors of the Fund will monitor events in order to identify any material conflict between variable life and variable annuity contractowners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of the variable account's participation in the Fund. Material conflicts could result from such things as (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Fund; or (4) differences between voting instructions given by variable life and variable annuity contractowners.

The investment objectives of each portfolio are set forth below. There can be no assurance that any portfolio will achieve its stated objectives.

Equity Portfolio - long-term capital growth by investing principally in common stocks or other equity securities. Current income is a secondary objective.

Money Market Portfolio - maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

Bond Portfolio - high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

Omni Portfolio - high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments.

International Portfolio - long-term capital growth by investing primarily in common stocks of foreign companies.

Capital Appreciation Portfolio - maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

Small Cap Portfolio - maximum capital growth by investing primarily in common stocks of small and medium size companies.

Global Contrarian Portfolio - long-term growth of capital by investing in foreign and domestic securities believed to be undervalued or presently out of favor.

Aggressive Growth Portfolio - capital growth.


Core Growth Portfolio -long term capital appreciation.

Growth & Income Portfolio - long-term total return by investing in equity securities and debt securities, focusing on small and mid-cap companies that offer potential for capital appreciation, current income or both.

S&P 500 Index Portfolio - total return that corresponds to that of the Standard & Poor's 500 Index.

Social Awareness Portfolio - total return by investing primarily in common stocks and other securities of companies that satisfy social concern criteria established for the portfolio.



The investment and reinvestment of Fund assets are directed by Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of Ohio National Life which makes use of the investment personnel and administrative systems of Ohio National Life. The investment and reinvestment of the assets of the following portfolios are managed by the firms indicated as subadvisers.

              PORTFOLIO                                       SUBADVISER
              International and Global Contrarian             Societe Generale Asset Management Corp. ("SGAM")
              Capital Appreciation                            T. Rowe Price Associates, Inc. ("TRPA")
              Small Cap                                       Founders Asset Management, Inc. ("FAM")
              Aggressive Growth                               Strong Capital Management, Inc. ("SCM")
              Core Growth                                     Pilgrim Baxter & Associates, Ltd. ("PBA")
              Growth & Income                                 Robertson Stephens Investment Management,
                                                                  L.P. ("RSIM")

SGAM is a wholly-owned subsidiary of Societe Generale, one of the largest banks in Europe. TRPA manages assets for various individual and institutional investors, particularly the T. Rowe Price group of mutual funds. FAM manages the assets of the Founders group of mutual funds as well as private accounts. SCM manages the assets of the Strong group of mutual funds as well as pension funds and private accounts. PBA, an affiliate of United Asset Management Corp., manages the PBHG mutual funds and other private and institutional accounts. RSIM, an affiliate of Robertson Stephens & Company, L.L.C., manages the Robertson Stephens mutual funds and other public and private investment funds. Each of the Adviser, SGAM, TRPA, FAM, SCM, PBA and RSIM is registered under the Investment Advisers Act of 1940. For more detailed information concerning each portfolio, including a description of investment risks, reference is made to the prospectus of the Fund which accompanies this prospectus.


The Company will purchase and redeem Fund shares for the variable account at net asset value without the imposition of any sales or redemption charge. Such shares represent an interest in one of the portfolios of the Fund. Each portfolio corresponds to a subaccount of the variable account. Any dividend or capital gain distributions received from the Fund will be reinvested in Fund shares at net asset value as of the dates paid.

On each valuation date, shares of each portfolio are purchased or redeemed by the Company for the variable account based on, among other things, the amount of net premiums allocated to the variable account, dividends and distributions reinvested, transfers to and among the subaccounts, loans, loan repayments and benefit payments to be made pursuant to the terms of the contract as of that date. Purchases and redemptions for the variable account are effected at the net asset value per share for each portfolio determined in the manner and at the time set forth in the accompanying Fund prospectus.

A full description of the Fund, its investment policies and restrictions, fees and expenses paid by it and other aspects of its operations are contained in the attached prospectus for the Fund and in the statement of additional information referred to therein.


                                 DEATH BENEFITS

As long as the contract remains in force (see "Premiums - Lapse" at page 25), we will, upon receipt of due proof of the insured's death, pay the contract proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date. Unless a settlement option is elected, the proceeds will be paid in one lump sum with interest from the date of the insured's death to the date of payment at a rate we determine which will not be less than an annual rate of 4%. Such proceeds will be paid into an interest-bearing checking account established in your beneficiary's name with Bank One, Springfield, Illinois. The account will bear interest based upon then current money market rates. The beneficiary will then be able to write checks against such account at any time and in any amount up to the total in the account. Such checks must be for a minimum amount of $250. We also offer beneficiaries and contractowners a wide variety of settlement options. (See "The General Account - Settlement Options" at page 35.)

The contract provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your contract application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the contract remains in force, the death benefit under either plan will never be less than the stated amount of the contract.


PLAN A - LEVEL BENEFIT


The death benefit is the greater of (a) the contract's stated amount on the date of death or (b) the death benefit determined by the corridor percentage test. The death benefit determined by the corridor percentage test equals the accumulation value of the contract on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:


                  CORRIDOR                       CORRIDOR                       CORRIDOR                       CORRIDOR
   ATTAINED        PERCEN-        ATTAINED        PERCEN-        ATTAINED        PERCEN-       ATTAINED         PERCEN-
      AGE           TAGE             AGE           TAGE             AGE            TAGE           AGE            TAGE
  ----------     ----------       ---------     ----------      -----------    -----------        ---            ----
40 & below           150%            52             71%             64             22%            91              4%
      41             143             53             64              65             20             92              3%
      42             136             54             57              66             19             93              2%
      43             129             55             50              67             18             94              1%
      44             122             56             46              68             17             95              0%
      45             115             57             42              69             16
      46             109             58             38              70             15
      47             103             59             34              71             13
      48              97             60             30              72             11
      49              91             61             28              73              9
      50              85             62             26              74              7
      51              78             63             24             75-90            5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the contract is $100,000.


Under these circumstances, any time the accumulation value of the contract is less than $40,000, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000, the death benefit will be greater than the contract's $100,000 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000 to $40,000, the death benefit will be reduced from $120,000 to $100,000. However, further reductions in the accumulation value below the $40,000 level will not affect the death benefit.

In the foregoing example, the breakpoint of $40,000 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.



PLAN B - VARIABLE BENEFIT


The death benefit is equal to the greater of (a) the stated amount plus the accumulation value on the date of death or (b) the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.


Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the contract is $100,000.


Under these circumstances, a contract with accumulation value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000). An accumulation value of $60,000 will yield a death benefit of $160,000 ($100,000 + $60,000). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the contract's accumulation value. As a result, if the accumulation value of the contract exceeds $66,667, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667 will increase the death benefit by $2.50. Under this illustration, a contract with an accumulation value of $80,000 will provide a death benefit of $200,000 ($80,000 + 150% x $80,000). Similarly, to the extent that accumulation value exceeds $66,667, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000 to $68,000, the death benefit will be reduced from $200,000 to $170,000.

In the foregoing example, the breakpoint of $66,667 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the first contract year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans will not require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.


As a general rule, at times when you wish to have favorable investment performance reflected in higher accumulation value, rather than increased insurance coverage, you should elect the Plan A death benefit. Conversely, at times when you wish to have favorable investment performance reflected in increased insurance coverage, rather than higher accumulation value, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B contract with a $100,000 stated amount and $20,000 accumulation value ($120,000 death benefit) would be converted to a Plan A contract with $120,000 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the contract on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. While the death benefit under Plan B will be greater than under Plan A for a given stated amount, since the accumulation value is added to stated amount under Plan B but not under Plan A, the cost of insurance included in the monthly deduction will be greater under Plan B than under Plan A assuming the same stated amount. (See "Charges and Deductions - Monthly Deduction" at page 28.) Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be, and vice versa.



DEATH BENEFIT GUARANTEE


We guarantee that the contract will never lapse provided you meet the minimum premium requirement. (See "Premiums Minimum Premiums" at Page 23.) Accordingly, as long as the death benefit guarantee is in effect, the contract will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge of $.01 per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect.


If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guaranteed may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you (a) double your stated amount or (b) increase your stated amount by $100,000 or more. A new minimum premium will be required to maintain the reinstated death benefit guarantee.


CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first contract year increase your contract's stated amount and after two years from the issue date decrease your stated amount by sending us a written request. We may limit you to two such changes in each contract year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect the monthly insurance charges and surrender charges. (See "Charges and Deductions - Monthly Deduction" at page 28 and "Surrender Charge" at page 28.)

Increases. An increase is treated in a similar manner to the purchase to a new contract. To obtain an increase, you must submit a supplemental application to us with evidence demonstrating insurability. Depending on your cash value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of premium payments will be allocated to such increase. The amount so allocated will bear the same relationship to total premium payments as the guideline annual premium for such increase bears to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

The pattern of surrender charges with respect to premiums allocated to an increase will be the same as with a new contract. (See "Charges and Deductions - Surrender Charge" at page 28.) This means that only premiums allocated to an increase within two years after such increase up to two guideline annual premiums for such increase will be subject to the contingent deferred sales charge. Accordingly, any premiums paid either before or after such two year period will not be subject to the contingent deferred sales charge.

With respect to premiums allocated to an increase, you will have the same free look, conversion and refund rights with respect to an increase as with the initial purchase of your contract. (See "Premiums - Free Look; Conversion" at page 25 and "Refund Right" at page 26.)


Decreases. You may decrease your stated amount after two years from the issue date or the date of any increase, subject to the following limitations. The stated amount after any requested decrease may not be less than the minimum stated amount of $100,000. Moreover, we will not permit a decrease in stated amount if the contract's cash value is such that reducing the stated amount would cause the death benefit after the decrease to be determined by the corridor percentage test. If you decrease your stated amount and there are applicable surrender charges (see "Charges and Deductions Surrender Charge" at page 28), we will assess the portion of such surrender charge attributable to the stated amount cancelled by the decrease against the accumulation value of your contract. For purposes of determining the surrender charges on the amount decreased and your cost of insurance charge on your remaining coverage (see "Charges and Deductions - Surrender Charge at page 28; Monthly Deduction" at page 28), a decrease in stated amount will reduce your existing stated amount in the following order: (a) the stated amount provided by your most recent increase, (b) your next most recent increases successively, and (c) your initial stated amount.


                               ACCUMULATION VALUE

Your contract provides certain accumulation value benefits. Subject to certain limitations, you may obtain access to the accumulation value of your contract. You may borrow against your contract's loan value and you may surrender your contract in whole or in part.

The accumulation value of your contract is the sum of the accumulation values in the subaccounts, the general account and the loan collateral account. The following discussion relates only to the variable account. The general account and the loan collateral account are discussed elsewhere in this prospectus. (See "The General Account - Accumulation Value" at page 34 and "Accumulation Value - Loans" at page 20.)


DETERMINATION OF VARIABLE ACCOUNT ACCUMULATION VALUES

The contract's accumulation value in the variable account may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in the variable account.

The accumulation value of the contract will be calculated initially on the later of the issue date or when we first receive a premium payment, and thereafter on each valuation date. On such initial valuation date, your accumulation value will equal the initial premium paid less the premium expense charge and the first monthly deduction. (See "Charges and Deductions - Premium Expense Charge" at page 27 and "Monthly Deduction" at page 28.) On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in
(2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;


     (2)  is net premiums allocated to the variable account;


     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the general account;


     (4) is interest on contract indebtedness credited to the variable subaccounts;


     (5) is transfers to the loan collateral account in connection with contract loans and reallocations of accumulation value to the general account;


     (6)  is any partial surrender made (and any surrender charge imposed); and

     (7)  is the monthly deduction.


ACCUMULATION UNIT VALUES

 We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your contract with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Fund.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.


NET INVESTMENT FACTOR
We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

(a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

(b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

(c) is a charge no greater than 0.0020471% on a daily basis. This corresponds to 0.75% on an annual basis for mortality and expense risks.


LOANS

After the first contract year, you may borrow up to the loan value of your contract. The loan value is the cash surrender value less the cost of insurance charges on your contract to the end of the current contract year. The loan value will never be less than 75% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions - Postponement of Payments" at page 33.) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters" at page 37.)


When a loan is made, accumulation value in an amount equal to the loan will be taken from the general account and each subaccount in proportion to your accumulation value in the general account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 5% per year. Currently, we credit interest to the loan collateral account at a rate of 6.75% per year, but we may reduce such rate to 5% at any time. Such interest is credited to the subaccounts and the general account in accordance with the premium allocation then in effect.

We charge interest on loans in advance each year at a rate of 7.4% per year, equivalent to an effective annual rate of 8%. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the contract year. At the beginning of each subsequent contract year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the general account and each subaccount to pay the interest for the following contract year. The allocation will be in proportion to your accumulation value in each subaccount.


You may repay a loan at any time, in whole or in part, before we pay the contract proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the general account, until the amount borrowed from the general account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the general account according to the premium allocation then in effect.

Any outstanding contract indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

A loan, whether or not repaid, will have a permanent effect on a contract's cash surrender value (and the death benefit under Plan B contracts) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.


SURRENDER PRIVILEGES


As an alternative to obtaining access to your accumulation value by using the loan provisions described above, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Surrenders, however, may involve tax liability. (See "Federal Tax Matters - Contract Proceeds" at page 37.)

You may surrender your contract in full at any time by sending us a written request together with the contract to our home office. The cash surrender value of the contract equals the accumulation value less any applicable surrender charges. (See "Charges and Deductions - Surrender Charge" at page 28.) Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender. (See "General Provisions - Postponement of Payments" at page 33.)

After two years from the issue date, you may obtain a portion of your accumulation value upon partial surrender of the contract. Partial surrenders cannot be made more than twice during any contract year. The amount of any partial surrender may not exceed the cash surrender value, less (a) any outstanding contract indebtedness, (b) an amount sufficient to cover the next two monthly deductions and (c) the service charge of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your contract by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.


Under Plan A, a partial surrender reduces your stated amount. Such surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your contract are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $100,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the most recent increases successively, then the initial stated amount.


Under Plan B, a partial surrender reduces your accumulation value. Such reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.


If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. (See "Death Benefits - Plan A - Level Benefit" at page 15.)


During the first ten contract years and for ten years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any contract year that exceeds 10% of the cash surrender value as of the end of the previous contract year. (For an illustration of the surrender charges applied to partial surrenders of accumulation value, see "Charges and Deductions - Surrender Charge" at page 28.)



MATURITY


We will pay you your accumulation value on the maturity date, reduced by any outstanding contract indebtedness. The maturity date is listed on the specification page and is the end of the contract year nearest your 95th birthday. If we consent, you may continue your contract for up to ten years after the maturity date. In such case, the death benefit after the maturity date will equal your contract's cash surrender value.

                                    PREMIUMS

PURCHASING A CONTRACT


To purchase a contract, you must complete an application and submit it to us at our home office through the agent selling the contract. Generally, we will not issue a contract to a person older than age 70, but we may do so at our sole discretion. Non-smoker rates are available if you are age 18 or over. We will only issue contracts with stated amounts of $100,000 or more. All applications require evidence of insurability. Acceptance of any application is subject to our insurance underwriting rules. The review period for routine applications will generally last one week. Approval of applications that require supplemental medical information, however, may be delayed six weeks or more while such information is obtained and reviewed.


You must pay an initial premium in order for your contract to take effect. The contract takes effect as of the contract date. However, if you pay the initial premium at the time you submit your application, we will, pursuant to the premium receipt agreement contained in such application, provide you with insurance coverage equal to your stated amount (up to $500,000) for a period of up to 60 days, starting on the later of the date of your application and the date you complete any required medical examination and ending on the date we approve or reject your application. We do not pay interest on initial premiums during the review period.

The contract date will be the same as the issue date, except in the case of a backdated contract where the contract date will be earlier than the issue date. At your request, we will backdate a contract as much as six months. This procedure may be to your advantage where backdating will lower your age at issue and thereby lower your cost of insurance and surrender charges which are scaled by age. (See "Charges and Deductions - Monthly Deduction" at page 28 and "Surrender Charge" at page 28.) A backdated contract will be treated as though it had been in force since the contract date. Consequently, the initial premium required for a backdated contract will be larger than for a contract which is not backdated inasmuch as you must satisfy the minimum premium requirement, pay monthly deductions and pay all other charges associated with the contract for the period between the contract date and the issue date.

On the later of the issue date and the date we receive your initial premium, net premiums are allocated to the Money Market subaccount in connection with the free look right. (See "Premiums - Free Look" at page 25.) On the first process day following the issue date or, if later, when we receive your initial premium, such net premiums will be allocated among the subaccounts and the general account in accordance with your instructions as indicated in your application.


If we reject your application during the review period or you choose to cancel your contract during the free look period, we will refund to you all amounts you have paid under the contract. Consequently, during the application review and free look periods, we generally bear the investment risk with respect to any amounts you pay under the contract. However, if you do not exercise your free look privilege, your accumulation value will reflect investment performance during the free look period.



PAYMENT OF PREMIUMS Premiums must be paid to us at our home office. Unlike a traditional insurance policy, the contract does not require a fixed schedule of premium payments. Within certain limits, you may determine the amount and timing of your premium payments. As described below, such limits include an initial premium requirement and a minimum premium requirement. Your contract specification page will also include a schedule of planned premiums.


INITIAL PREMIUMS

You must pay an initial premium before we will make your contract effective. Such premium may be submitted with your contract application or sent directly to us at our home office. The amount of the initial premium will be at least one monthly minimum premium. The initial premium for a backdated contract may be substantially greater.

MINIMUM PREMIUMS

During the first two contract years, you must satisfy the minimum premium requirement to keep the contract in force. Failure to satisfy the minimum premium requirement during the first two contract years will result in the termination of your contract after expiration of a 61 day grace period. (See "Premiums - Lapse" at page 25.) After the second contract year, you must satisfy the minimum premium requirement to keep the death benefit guarantee in effect. Failure to make premium payments sufficient to maintain the death benefit guarantee will not necessarily cause your contract to lapse. However, once the death benefit guarantee does not apply to your contract, it may not be reinstated. (See "Death Benefits - Death Benefit Guarantee" at page 17.) The component of the monthly deduction which is the charge for the death benefit guarantee will not be imposed on contracts for which the death benefit guarantee is no longer in effect. (See "Charges and Deductions - Monthly Deduction" at page 28.)

To satisfy the minimum premium requirement, you must have paid at any time cumulative premiums, less any partial surrenders and contract indebtedness, equal to the monthly minimum premium multiplied by the number of complete contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach age 70, or ten years from the contract date, if later. At such time, the monthly minimum premium will be substantially increased.

PLANNED PREMIUMS

When you purchase a contract, you will be asked to adopt a planned premium schedule. Such schedule is a planning device which indicates the level of premiums you intend to pay under the contract. You are not required to adhere to such schedule. You may adopt, in consultation with your agent, any planned premium schedule that you wish. The amount of scheduled payments, however, should generally be set between the minimum premium and the guideline annual premium for your contract. The minimum premium is a level amount necessary to keep the death benefit guarantee in effect. The guideline annual premium is a level amount which should provide the benefits under the contract through age 95 and is based on guaranteed assumptions with respect to expenses and cost of insurance charges and investment performance of 5%.

In choosing your planned premium schedule, you will need to make a judgment as to the long-term rate of investment return which you expect under the contract. The higher your assumption as to the long-term rate of investment return, the lower your planned premium needs to be for a given insurance objective, and vice versa. There is no assurance that such planned premiums will provide the death proceeds or other benefits sought under the contract. By definition, the value of such benefits depends on the investment performance of the subaccounts which cannot be predicted. In any event, you may need to pay greater or lesser premiums than are indicated in the planned premium schedule to attain your insurance objectives.

We will furnish you an annual report which will show the cash value of your contract one year from the date of the report based on planned premiums, guaranteed cost of insurance and guaranteed interest with respect to the general account. We may charge for this report.

As previously indicated, at any time you may pay more or less than the amount indicated in the planned premium schedule. We may at our discretion, however, refuse to accept any premium payment of less than $25 or so large that it would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your premium payments, net of the premium expense charge (see "Charges and Deductions - Premium Expense Charge" at page 27) among the subaccounts of the variable account and the general account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the general account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the general account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS


You may transfer the accumulation value of your contract among the subaccounts of the variable account and to the general account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future. Transfers from the general account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the general account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.


To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to contractowners with values allocated to the corresponding subaccount. To protect the interests of all contractowners, the Company reserves the right to limit the number, frequency, method or amount of transfers. Transfers from any portfolio of the Fund on any one day may be limited to 1% of the previous day's total net assets of that portfolio if the Company or the Fund, in its or their discretion, believes that the portfolio might otherwise be damaged.


If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a preexisting Dollar Cost Averaging program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. Contractowners whose transfer requests are not made will be so notified. Current rules of the Commission preclude the Company from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.



DOLLAR COST AVERAGING

The Company administers a Dollar Cost Averaging ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount from either the Money Market subaccount or the Bond subaccount to any of the other subaccounts. The DCA program is only available on contracts having a total cash value of at least $10,000. Each transfer under the DCA program must be at least $500, and at least 12 transfers must be scheduled. No transfer fee will be charged for DCA transfers. The Company may discontinue the DCA program at any time.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. Moreover, for transfers from the Bond subaccount, DCA will have the effect of reducing the average price of Bond shares redeemed.


TELEPHONE TRANSFERS

If the contract owner first submits a pre-authorization form to the Company, transfers may be made by telephoning the Company at 1-800-635-3225. The Company will honor pre-authorized telephone transfer instructions from anyone who is able to provide the personal identifying information requested, but reserves the right to refuse to honor any such request if that seems prudent. The Company will use reasonable procedures to confirm that telephone instructions are genuine. (Otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions.) A written confirmation will be sent following each telephone transfer.

LAPSE

Provided you satisfy the minimum premium requirement and thereby keep the death benefit guarantee in effect, your contract will never lapse. If you fail to satisfy the minimum premium requirement during the first two contract years, your contract will lapse after a 61 day grace period. If your contract lapses at any time within two years from the issue date or the date of any increase, you may be entitled to a refund of a portion of the total sales charge otherwise applicable to your contract. (See "Premiums - Refund Right" at page 26.)

If you fail to satisfy the minimum premium requirement after the second contract year and, as a result, the death benefit guarantee is not in effect, the contract will remain in force as long as the cash surrender value less any contract indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any contract indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapse. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any contract indebtedness to cover the monthly deduction for two contract months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period commences when we mail such notice. The contract will continue in force throughout the grace period, but if the required premium is not forthcoming, the contract will terminate without value at the end of the grace period. If death occurs during the grace period, the death benefit payable under the contract will be reduced by the amount of any unpaid monthly deduction. However, the contract will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.


REINSTATEMENT

If the contract lapses, you may apply for reinstatement anytime within five years. Your contract will be reinstated provided you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two contract months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the contract.


CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the general account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our home office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your contract. Transfers of accumulation value to the general account in connection with such a conversion will be made without charge.


FREE LOOK


You have a limited right to cancel your contract or any increase in stated amount. We will cancel the contract or increase if you notify us or our agent before 20 days from the date you receive the contract or increase. Within seven days after we receive your notice to cancel, we will return all of the money you paid for the cancelled contract or increase. In some states, applicable law requires that your refund be adjusted by any investment gains or losses.

REFUND RIGHT

Generally, we assess a contingent deferred sales charge if you surrender your contract within the first ten contract years following the contract date or the date of any increase. This is in addition to the 4% of premiums deducted for sales load as a component of the premium expense charge. (See "Charges and Deductions - Premium Expense Charge" at page 27.) The contingent deferred sales charge is a percentage of your premium payments made during the first two contract years up to a maximum of two guideline annual premiums. Such percentage varies with age at issue or increase. (See "Charges and Deductions - Surrender Charge" at page 28.) If the surrender takes place during the first two years following the issue date or the date of any increase, however, you will be entitled to a refund of a portion of the total sales charge that otherwise would be assessed: the 4% front-end load plus the contingent deferred sales charge imposed as part of the surrender charge.

The amount of your refund will be the difference between the combined 4% front-end charge and the contingent deferred sales charge described above and the maximum sales charge deductions for the first two contract years described below. The maximum sales charge during the first contract year is the lesser of 30% of premiums paid or 30% of one guideline annual premium plus 9% of any premium payment in excess of such guideline annual premium. During the second contract year, the maximum sales charge is 10% of premium payments up to the guideline annual premium and 9% of any excess. Consequently, if you surrender your contract in full during the second contract year, the contingent deferred sales charge will be limited to 30% of premiums paid in the first contract year up to a guideline annual premium, 10% of premiums paid during the second contract year up to a guideline annual premium and 9% of any premiums paid in excess of a guideline annual premium in either or both years.

Legal requirements in connection with the refund right give rise to a timing disparity for backdated contracts. The contract date is prior to the issue date for a backdated contract. As a result, the refund right will extend beyond the end of the second contract year for such contracts. To avoid any difference in treatment between backdated and non-backdated contracts, we have structured the contingent deferred sales charge to apply only to certain premium payments made during the first two contract years. As a result, the refund right applies to the same premium payments for both backdated and non-backdated contracts, even though the right lasts longer in terms of contract months and years for the latter type of contract.

Illustration of Refund. Assume that you are 45 years old, have paid $1,500 in premiums in each of the first two contract years; your guideline annual premium is $1,000; and still in the second contract year you decide to surrender your contract.

In the absence of a refund right, we would assess a contingent deferred sales charge of $920 (46% of $2,000, which is actual premiums paid up to two guideline annual premiums in the first two contract years, there being no contingent deferred sales charge on the $1,000 of premium payments in excess of two guideline annual premiums). The $920 contingent deferred sales charge is in addition to the $120 (4% of $3,000) charged as front-end sales load. Thus, in the absence of a refund right, a total of $1,040 would be charged.

Based on the formula described above, however, the maximum allowable sales charge in the second contract year is $490, which is the sum of $300 (30% of $1,000, which is actual payments in the first contract year up to a guideline annual premium) plus $100 (10% of $1,000, which is actual payments in the second contract year up to a guideline annual premium) plus $90 (9% of $1,000, which is actual payments in excess of a guideline annual premium in both contract years). Consequently, upon surrender, you would receive your cash surrender value plus $550 ($1,040 less $490, which is the difference between the combined 4% front-end sales load ($120) plus the contingent deferred sales charge generally applicable ($920) (totaling $1,040) and the maximum allowable sales charge in the second contract year ($490)).

In addition, if your contract lapses within two years of the issue date or the date of any increase, you will be entitled to a refund of a portion of the combined 4% front-end sales load and the contingent deferred sales charge allocated to your initial contract or increase during the first two contract years. The amount of such refund will be calculated in the same manner as described above with respect to surrenders, except that any amounts applied to keep your contract in force during the grace period will be offset against such refund. (See "Premiums - Lapse" at page 25).


                             CHARGES AND DEDUCTIONS


We make charges against or deductions from premium payments, accumulation values and contract surrenders in the manner described below.



PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge has two components: a sales load and a charge for the state premium tax and any other state and local taxes applicable to your contract.

Sales Load. The contract is subject to a level sales load of 4% of all premiums paid. Such sales load partially compensates us for our sales and distribution expenses, including agents' commissions, advertising and the printing of prospectuses and sales literature. Upon full and certain partial surrenders and decreases in your stated amount during the first ten contract years, we also impose a contingent deferred sales charge. (See "Charges and Deductions Surrender Charge" at page 28.)

The same loading pattern is applied to the portion of premiums paid subsequent to an increase in stated amount which are allocated to such increase. (See "Death Benefits - Changes in Stated Amount" at page 17.)

The sales charge in any contract year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the first contract year and to recover any deficiency over the life of the contract and from our general assets, including amounts derived from the mortality and expense risk charge and from mortality gains. We have reviewed this arrangement and concluded that the distribution financing arrangement will benefit the variable account and contractowners.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your contract. Currently, most state premium taxes range from 2% to 4%.


REDUCTION OF SALES LOAD


We also offer contracts which provide for reduction of the sales load for some policyholders of the Company or Ohio National Life who roll over existing universal or whole life insurance policies which they have owned for at least one year. No sales load is assessed against existing accumulation value rolled over at issue of the contract. In addition, future premium payments allocated to the rolled over stated amount will be assessed only the level 4% sales load. No contingent deferred sales charge is assessed in connection with the rolled over stated amount.



OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the contract.

The amount of the credit equals 45% of the first contract year's minimum premium and 45% of the minimum premium attributable to any increase in stated amount for the year of such increase, plus 6.5% of any first year premium paid in excess of the minimum premium, and 6.5% of the total premiums paid in the second through sixth contract years. The Company credits the general account of the employee's contract in the foregoing amounts at the times premium payments are made by the employee.


MONTHLY DEDUCTION


As of the contract date and each subsequent process day, we will deduct from the accumulation value of your contract a monthly deduction to cover certain charges and expenses incurred in connection with the contract.


The monthly deduction consists of (1) the cost of insurance, (2) an administration charge of $5 for the cost of establishing and maintaining contract records and processing applications and notices, (3) a risk charge of $.01 per $1,000 of your stated amount for the risk associated with the death benefit guarantee, and (4) the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, rate class and the length of time since issue. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the contract. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the contract. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary mortality table, with assumed interest at the rate of 5% per year. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

(ii) is the death benefit at the beginning of the contract month divided by 1.0040741; and


(iii) is accumulation value at the beginning of the contract month.


In connection with certain employer-related plans, cost of insurance rates may not be based on sex. (See "Employee Benefit Plans" at page 38.)


RISK CHARGE


Your accumulation value in the variable account, but not your accumulation value in the general account, will also be subject to a risk charge intended to compensate us for assuming certain mortality and expense risks in connection with the contract. Such charge will be assessed at a daily rate of 0.0020471% against each of the variable subaccounts. This corresponds to an annual rate of 0.75%. The risks assumed by us include the risks of greater than anticipated mortality and expenses.



SURRENDER CHARGE


After the free look period and during the early years of your contract and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders. Such surrender charge consists of two components: (1) a contingent deferred sales charge, which applies to your initial contract for ten years from the contract date and to any increase for ten years from the effective date of such increase, and (2) a contingent deferred insurance underwriting charge, which applies for seven years from such dates.

If you surrender your contract in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value, except during the first two years from the date of issue or increase. If you surrender your contract in full or it lapses during the two years following the issue date and the effective date of any increase, you are entitled to a refund of a portion of the total sales charge applicable to your initial contract or increase. (See "Premiums - Refund Right" at page 26.) If you decrease the stated amount of your contract while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.


Partial surrenders in any contract year totaling 10% or less of the cash surrender value of your contract as of the end of the previous contract year are not subject to any surrender charge. Partial surrenders in any contract year in excess of 10% of the cash surrender value of your contract as of the end of the previous contract year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.


For example, assume a contract which now has, and at the end of the previous contract year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the contract is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25%-10%) of the total surrender charge. (.15 x $1,100 $165) and reduce your accumulation value by that amount.

Contingent Deferred Sales Charge. The contingent deferred sales charge for your initial contract is a percentage of premiums paid in the first two contract years up to two guideline annual premiums. You are only required to pay a minimum premium. If you pay higher premiums in the first two contract years, your contract will be subject to a higher contingent deferred sales charge then if you paid only such minimums. Similarly, only premiums allocated to an increase within two years after such increase up to two guideline annual premiums for such increase will be subject to the contingent deferred sales charge. Accordingly, any premium paid either before or after such two year period will not be subject to the contingent deferred sales charge. The contingent deferred sales charge takes effect only if your contract lapses or you surrender your contract, in whole or in part, or decrease your stated amount, during the first ten contract years following the issue date or the date of any increase.


The contingent deferred sales charge for an increase is a percentage of premiums allocated to such increase during the two years following the effective date of such increase. (See "Death Benefits - Changes in Stated Amount" at page 17.) The contingent deferred sales charge percentages are scaled by age at issue or increase, as set forth in the following table:

      AGE AT
     ISSUE OR                                                                                                   74 AND
     INCREASE            0-55             55-60             61-65             66-68            69-73             OVER
     --------            ----             -----             -----             -----            -----             ----
      Charge              46%              38%               30%               26%              20%               13%

This charge is in addition to the 4% of premiums deducted for sales load as a component of the premium expense charge. (See "Charges and Deductions - Premium Expense Charge" at page 27.)


While we are not obligated to do so under the contract, it is our current intention to grade-off the contingent deferred sales charge over the ten year period to which it applies. The table below shows the percentage of the total of such charge that we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year such charge applies.


                YEAR                             PERCENTAGE OF TOTAL CHARGE
                ----                             --------------------------
                  1                                         100%
                  2                                         100%
                  3                                         100%
                  4                                         100%
                  5                                         100%
                  6                                         100%
                  7                                          80%
                  8                                          60%
                  9                                          40%
                 10                                          20%

Pursuant to the terms of your contract, we reserve the right to impose 100% of the contingent deferred sales charge in each of the ten years. We guarantee only that we will not impose such a charge more than ten years after issue or an increase in stated amount.

Contingent Deferred Insurance Underwriting Charge. The contingent deferred insurance underwriting charge varies with age at issue or increase and is expressed as an amount per thousand dollars of your stated amount and therefore varies with the size of your contract as well. Such variation is limited, however, in that such charge only applies to the first $500,000 of your stated amount. The charges per thousand dollars of stated amount and the maximum charges by virtue of the $500,000 cap are set forth in the following table:

         AGE AT ISSUE                                                                                61 AND
         OR INCREASE                0-40                  41-50                 51-60                OVER
         -----------                ----                  -----                 -----                ----
         Charge per                 $3.00                 $4.00                 $5.00                $6.00
         $1.000 of
         Stated Amount
         Maximum                    $1,500                $2,000                $2,500               $3,000


While we are not obligated to do so under the contract, it is our current intention to grade-off the contingent deferred insurance underwriting charge in accordance with the following table. The table shows the percentage to total such charge we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year such charge applies.


                   YEAR                           PERCENTAGE OF TOTAL CHARGE
                   ----                           --------------------------
                     1                                       100%
                     2                                       100%
                     3                                       100%
                     4                                       100%
                     5                                        75%
                     6                                        50%
                     7                                        25%

Under the terms of your contract, we reserve the right to impose 100% of the contingent deferred insurance underwriting charge in each of seven successive years. We guarantee only that we will not impose such a charge more than seven years after issue or an increase in stated amount.

The contingent deferred insurance underwriting charge is intended to compensate us for certain insurance underwriting costs, including the selection and classification of risks and processing medical evidence of insurability.


SERVICE CHARGES

A charge that is currently $3 and is guaranteed not to exceed $15 will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the general account. Currently, the Company is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $25, is charged for any illustration of benefits and values that you may request after the issue date. All such fees are no greater than anticipated expenses in providing such services.

OTHER CHARGES


We also reserve the right to charge the assets of each subaccount and the general account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Fund pays certain expenses that affect the value of your contract. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The investment advisory fee for the Equity, Bond, Omni and Social Awareness Portfolios is at the annual rate of 0.60% of the first $100 million of average daily net assets of each of those portfolios, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of all portfolio assets in excess of $2 billion. For the Money Market Portfolio, the fee is 0.30% of the first $100 million of average daily net assets, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of all assets in excess of $1 billion. Presently, with respect to the Money Market Portfolio, the Adviser is waiving any of its fee in excess of 0.25%. For the International and Global Contrarian Portfolios, the fee is 0.90% of each portfolio's average daily net assets, of which 0.75% is paid by the Adviser to SGAM. For the Capital Appreciation, Small Cap, and Aggressive Growth Portfolios, the fee is 0.80% of the average daily net assets of each of those portfolios. The Adviser then pays TRPA a fee at an annual rate of 0.70% of the first $5 million and 0.50% of average daily net asset value in excess of $5 million for the Capital Appreciation Portfolio. The Adviser pays FAM a fee at an annual rate of 0.65% of the first $75 million, 0.60% of the next $75 million, and 0.55% of average daily net asset value in excess of $150 million for the Small Cap Portfolio. The Adviser pays SCM a fee at an annual rate of 0.70% of the first $50 million and 0.50% of average daily net asset value in excess of $50 million for the Aggressive Growth Portfolio. For the Core Growth Portfolio, the fee is 0.95% of the first $150 million of average daily net assets and 0.80% of all assets in excess of $150 million. The Adviser then pays PBA a fee at an annual rate of 0.75% of the first $50 million, 0.70% of the next $100 million and 0.50% of average daily net assets in excess of $150 million for the Core Growth Portfolio. For the Growth & Income Portfolio, the fee is 0.85% of the first $200 million of average daily net assets and 0.80% of all assets in excess of $200 million. The Adviser then pays RSIM a fee at an annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million and 0.50% of average daily net assets in excess of $200 million for the Growth & Income Portfolio. For the S&P 500 Index Portfolio, the fee is 0.40% of the first $100 million of average daily net assets, 0.35% of the next $150 million, and 0.33% of all assets in excess of $250 million. The Fund operating expenses in 1996 were 0.19% for the Equity Portfolio, 0.19% for the Money Market Portfolio, 0.19% for the Bond Portfolio, 0.19% for the Omni Portfolio, 0.25% for the International Portfolio, 0.17% for the Capital Appreciation Portfolio, 0.16% for the Small Cap
Portfolio, 0.39% for the Global Contrarian Portfolio and 0.21% for the Aggressive Growth Portfolio. The Fund operating expenses are estimated to be 0.60% for the Core Growth Portfolio, 0.55% for the Growth & Income Portfolio, 0.20% for the S&P 500 Index Portfolio and 0.25% for the Social Awareness Portfolio. (See the attached Fund prospectus for a full description of all expenses and fees payable by the Fund.)


                               GENERAL PROVISIONS

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of the variable account at regular and special shareholder meetings of the Fund in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your contract's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to contracts as to which no instructions are received, and any Fund shares held by the variable account which are not attributable to contracts, in proportion to the voting instructions which are received with respect to contracts participating in the variable account. Each person having a voting interest will receive proxy material, reports and other material relating to the Fund.

Similarly, we will vote Fund shares held by variable annuity separate accounts in accordance with instructions received from annuity owners. Fund shares owned by Ohio National Life that are held by such variable annuity separate accounts will be voted in proportion to the voting instructions received from contractowners.


We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a contractowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of the variable account or would result in the purchase of securities for the variable account which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.


ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Fund should no longer be available for investment or if, in the judgment of management, further investment in shares of the Fund would be inappropriate in view of the purposes of the contract, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of contractowners and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of the variable account will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your contract was delivered.

Each class of Fund shares is subject to certain investment restrictions which may not be changed without the approval of the majority of such shares. For details concerning such restrictions, see the accompanying prospectus for the Fund.


ANNUAL REPORT


Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any contract indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.


We will also make available a projection report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the cash value of your contract one year from the date of the report. We may charge a fee of not more than $25 for this report and if you ask for more than one annual report.


LIMITATION ON RIGHT TO CONTEST

We will not contest the insurance coverage provided under the contract, except for any subsequent increase in stated amount, after the contract has been in force during your lifetime for a period of two years from the contract date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

MISSTATEMENTS

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the contract by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:


     (i)  is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the contract month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.



SUICIDE

The contract does not cover the risk of suicide within two years from the contract date or two years from the date of any increase in stated amount with respect to such increase, whether the insured is sane or insane. In the event of suicide within two years of the contract date, we will refund premiums paid, without interest, less any contract indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any contract indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.


BENEFICIARIES

The primary and contingent beneficiaries are designated by the contractowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the contract will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the contractowner.


POSTPONEMENT OF PAYMENTS


Payment of any amount upon a complete or partial surrender, a contract loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of contractowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the variable account's net assets. The Company may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.



ASSIGNMENT

The contract may be assigned as collateral security. We must be notified in writing if the contract has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The contractowner's rights and the rights of the beneficiary may be affected by an assignment.


NON-PARTICIPATING CONTRACT

The contract does not share in our surplus distributions. No dividends are payable with respect to the contract.

                               THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts.


GENERAL DESCRIPTION

The general account consists of all assets owned by us other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.


You may elect to allocate net premiums to the general account or to transfer accumulation value to the general account from the subaccounts of the variable account. The allocation or transfer of funds to the general account does not entitle a contractowner to share in the investment experience of the general account. Instead, we guarantee that your cash value in the general account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial surrenders, or contract loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the general account to the variable account are partially restricted and allocation of substantial sums to the general account reduces the flexibility of the contract. (See "Premiums - Transfers" at page 24.)




ACCUMULATION VALUE

The accumulation value in the general account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the general account, less a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the general account will not be less than the amount of the net premiums allocated or accumulation value transferred to the general account, plus interest at the rate of 5% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the general account in connection with partial surrenders and interest thereon or transfers to the variable account.

We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 5% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The contractowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 5% per year. The accumulation value in the general account will be calculated on each valuation date.



OPTIONAL INSURANCE BENEFITS


Subject to certain requirements, one or more optional insurance benefits may be added to your contract, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of cost of insurance, waiver of premium, and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions - Monthly Deduction" at page 28.)

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the contract (see "Death Benefits" at page 15), any proceeds may be paid in any of the five methods described in your contract. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our home office. Any amount left with us for payment under a settlement option will be transferred to the general account. During the life of the insured, the contractowner may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the contractowner requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We reserve the right to change the interval of payments if necessary to increase the payments to at least $25 each.


                          DISTRIBUTION OF THE CONTRACT

The contract is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the contracts. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the contract. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.


Ohio National Equities, Inc., another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the contracts. The Company, pursuant to a distribution and service agreement with the principal underwriter, reimburses the principal underwriter for any expenses incurred by it in connection with the distribution of the contracts. At the end of each calendar quarter, the principal underwriter pays the Company an amount equal to one-sixteenth of one percent of the average daily amount of assets of the contract maintained in the Fund during that quarter. This agreement may be terminated at any time by either party on 60 days' written notice.

                            MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS


                                            RELATIONSHIP                                PRINCIPAL OCCUPATION
NAME                                        WITH COMPANY                                AND BUSINESS ADDRESS
----                                        ------------                                --------------------
Howard C. Becker                            Senior Vice President, Individual           The Ohio National Life
                                            Insurance & Corporate Services              Insurance Company*
Ronald L. Benedict                          Secretary                                   The Ohio National Life
                                                                                        Insurance Company*
Roylene M. Broadwell                        Vice President & Treasurer                  The Ohio National Life
                                                                                        Insurance Company*
Michael A.  Boedeker                        Vice President, Fixed Income                The Ohio National Life
                                            Securities                                  Insurance Company*
Joseph P. Brom                              Director and Senior Vice President          The Ohio National Life
                                            & Chief Investment Officer                  Insurance Company*
David W. Cook                               Senior Vice President and Actuary           The Ohio National Life
                                                                                        Insurance Company*
Robert M.   DiTommaso                       Vice President, Career Marketing            The Ohio National Life
                                                                                        Insurance Company*
Ronald J.  Dolan                            Director and Senior Vice President          The Ohio National Life
                                            & Chief Financial Officer                   Insurance Company*
John A. Houser III                          Vice President, Claims                      The Ohio National Life
                                                                                        Insurance Company*
David B.  O'Maley                           Director and Chairman,                      The Ohio National Life
                                            President & Chief Executive Officer         Insurance Company*
John J. Palmer                              Senior Vice President, Strategic            The Ohio National Life
                                            Initiatives                                 Insurance Company*
George B.  Pearson                          Vice President, PGA Marketing               The Ohio National Life
                                                                                        Insurance Company*
Dallas L.  Pennington                       Vice President, Information                 The Ohio National Life
                                            Systems                                     Insurance Company*
D.  Gates Smith                             Senior Vice President, Sales                The Ohio National Life
                                                                                        Insurance Company*
Michael D.  Stohler                         Vice President, Mortgages &                 The Ohio National Life
                                            Real Estate                                 Insurance Company*
Stuart G.  Summers                          Director and Senior Vice President          The Ohio National Life
                                            and General Counsel                         Insurance Company*


*Principal Business Address is:
One Financial Way
Cincinnati, Ohio 45242

The officers, directors and employees of the Company who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.


                                    CUSTODIAN

Pursuant to a written agreement, Star Bank, N.A.,425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of the variable account. The fee of the custodian for services rendered to the variable account is paid by the Company. The custodian also provides valuation and certain recordkeeping services to the variable account, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of the variable account.

                         STATE REGULATION OF THE COMPANY

The Company is organized under the laws of the State of Ohio and is subject to regulation by the Superintendent of Insurance of Ohio. An annual statement is filed with the Superintendent on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Superintendent examines the assets and liabilities of the Company and of the variable account and verifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least every five years.

In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.


                               FEDERAL TAX MATTERS

The following description is a brief summary of some of the Code provisions which, in the Company's opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.


CONTRACT PROCEEDS

The contract contains provisions not found in traditional life insurance contracts providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the contract should qualify as a life insurance contract for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the contract payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of the federal income tax.


Current tax rules and penalties on distributions from life insurance contracts apply to any life insurance contract issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a contract (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the contract, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the contractowner's gross income to the extent that the contract's cash surrender value exceeds the owner's investment in the contract. In addition, a ten percent penalty tax applies to any such distribution from such a contract, to the extent includible in gross income, except if made (i) after the taxpayer's attaining age 59-1/2, (ii) as a result of his or her disability or (iii) in one of several prescribed forms of annuity payments.

Loans received under the contract will be construed as indebtedness of the contractowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the contract is expected to constitute income to the contractowner. Interest payable with respect to such loans is not tax deductible. If the contract is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the contract's accumulation value (including the loan amount) then exceeds your "basis" in the contract. (Your "basis" equals the total amount of premiums that were paid into the contract less any withdrawals from the contract.)


Federal estate and local estate, inheritance and other tax consequences of contract ownership or receipt of contract proceeds depend upon the circumstances of each contractowner and beneficiary.

CORRECTION OF MODIFIED ENDOWMENT CONTRACT

If you have made premium payments in excess of the amount that would be permitted without your contract being treated as a modified endowment contract under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the contract became a modified endowment contract.


RIGHT TO CHARGE FOR COMPANY TAXES

The Company is presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against the variable account for the Company's federal taxes, or provision made for such taxes, that may be attributable to the variable account. However, we may in the future charge each subaccount of the variable account for its portion of any tax charged to us in respect of such subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against the variable account. Any such charges against the variable account or its subaccounts could have an adverse effect on the investment performance of such subaccounts.


                             EMPLOYEE BENEFIT PLANS

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a contract in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


                                LEGAL PROCEEDINGS

There are no legal proceedings to which the variable account is a party or to which the assets of any of the subaccounts thereof are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the variable account.


                                  LEGAL MATTERS

Jones & Blouch L.L.P., Washington, D.C., has served as special counsel with regard to legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance contract described in this prospectus. All matters of Ohio law pertaining to the contract including the validity of the contract and the Company's right to issue the contract under the Insurance Law of the State of Ohio have been passed upon by Ronald L. Benedict, Second Vice President and Counsel of Ohio National Life.


                                     EXPERTS


The financial statements of Variable Account R as of December 31, 1996 and for each of the periods indicated herein and the financial statements of the Company as of December 31, 1996 and for the year then ended included in this prospectus have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by David W. Cook, FSA, MAAA, as stated in the opinion filed as an exhibit to the registration statement.


                             REGISTRATION STATEMENT

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This prospectus does not contain all the information set forth in the registration statement. Reference is made to such registration statement for further information concerning the variable account, the Company and the contract offered hereby. Statements contained in this prospectus as to the contents of the contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the contract. They should not be considered as bearing on the investment performance of the assets held in the variable account.


                        OHIO NATIONAL VARIABLE ACCOUNT R

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
       Ohio National Life Assurance Corporation

The Contract Owners
       Ohio National Variable Account R


We have audited the accompanying statements of assets and contract owner's equity of Ohio National Variable Account R as of December 31, 1996, and the related statement of operations, changes in contract owners' equity and schedules of changes in unit values for each of the periods indicated herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by examination of the underlying mutual fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Variable Account R at December 31, 1996, and the results of its operations, changes in contractowners' equity and changes in unit values for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

Cincinnati, Ohio

January 28, 1997

                       OHIO NATIONAL VARIABLE ACCOUNT R
               STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY
                              DECEMBER 31, 1996





                                         MONEY                                  INTER-       CAPITAL       SMALL        GLOBAL
                           EQUITY        MARKET        BOND         OMNI       NATIONAL      APPREC.        CAP         CONTR.
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         ----------    ----------   ----------   ----------   ----------   ----------   ----------    ----------
Assets - Investments
at market value
(note 2)                 $21,667,118   $1,077,211    $730,468    $7,161,453   $12,783,538  $2,807,236   $4,165,072    $1,040,267
                         ===========   ==========    ========    ==========   ===========  ==========   ==========    ==========

Contract owners'
equity:
   Contracts in
   accumulation
   period (note 3)       $21,667,118   $1,077,211    $730,468    $7,161,453   $12,783,538  $2,807,236   $4,165,072    $1,040,267
                         ===========   ==========    ========    ==========   ===========  ==========   ==========    ==========

                          AGGRESS.
                          GROWTH
                         SUBACCOUNT
                         ----------
Assets - Investments
at market value
(note 2)                 $1,726,877
                         ==========

Contract owners'
equity:
   Contracts in
   accumulation
   period (note 3)       $1,726,877
                         ==========


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
FOR THE THREE YEARS ENDED DECEMBER 31



                                                         EQUITY                                 MONEY MARKET
                                                       SUBACCOUNT                                SUBACCOUNT
                                           1996           1995          1994           1996         1995          1994
                                           ----------------------------------------    -------------------------------------
Investment activity:
   Reinvested capital gains
     and dividends .................       $   766,090    $   377,916   $   312,185    $   39,652   $   24,454    $   14,204
   Risk and administrative
     expense (note 4) ..............          (143,826)       (99,621)      (74,431)       (7,545)      (3,384)       (2,923)
                                           -----------    -----------   -----------    ----------   ----------    ----------
       Net investment activity .....           622,264        278,295       237,754        32,107       21,070        11,281
                                           -----------    -----------   -----------    ----------   ----------    ----------

   Realized and unrealized gain
     (loss) on investments:
       Realized gain (loss) ........           160,116        137,099        76,820        (6,138)         140             0
       Unrealized gain (loss) ......         2,231,504      2,656,620      (358,845)            0            0             0
                                           -----------    -----------   -----------    ----------   ----------    ----------
         Net gain (loss) on
           investments .............         2,391,620      2,793,719      (282,025)       (6,138)         140             0
                                           -----------    -----------   -----------    ----------   ----------    ----------
          Net increase (decrease) in
            contract owners' equity
            from operations ........         3,013,884      3,072,014       (44,271)       25,969       21,210        11,281
                                           -----------    -----------   -----------    ----------   ----------    ----------

Equity transactions:
   Sales:
     Contract purchase payments ....         4,490,453      3,786,276     3,311,520     4,328,290    2,749,849     3,427,468
     Transfers from fixed and
       other subaccounts ...........         1,268,910      1,036,068     1,199,000       544,044      478,053       588,864
                                           -----------    -----------   -----------    ----------   ----------    ----------
                                             5,759,363      4,822,344     4,510,520     4,872,334    3,227,902     4,016,332
                                           -----------    -----------   -----------    ----------   ----------    ----------
   Redemptions:
     Withdrawals and surrenders ....           328,631        325,573       246,089         5,529       24,538         2,746
     Transfers to fixed and
       other subaccounts ...........         1,294,677      1,127,609     1,309,525     4,313,747    2,921,107     3,962,531
     Cost of insurance and
       administrative fee (note 5)..         1,519,968      1,261,061     1,039,221       173,031      119,220       124,019
                                           -----------    -----------   -----------    ----------   ----------    ----------
                                             3,143,276      2,714,243     2,594,835     4,492,307    3,064,865     4,089,296
                                           -----------    -----------   -----------    ----------   ----------    ----------

         Net equity transactions ...         2,616,087      2,108,101     1,915,685       380,027      163,037       (72,964)
                                           -----------    -----------   -----------    ----------   ----------    ----------
          Net change in contract
            owners' equity .........         5,629,971      5,180,115     1,871,414       405,996      184,247       (61,683)
Contract owners' equity:
   Beginning of period .............        16,037,147     10,857,032     8,985,618       671,215      486,968       548,651
                                           -----------    -----------   -----------    ----------   ----------    ----------
   End of period ...................       $21,667,118    $16,037,147   $10,857,032    $1,077,211   $  671,215    $  486,968
                                           ===========    ===========   ===========    ==========   ==========    ==========

                                                        BOND                                 OMNI
                                                     SUBACCOUNT                           SUBACCOUNT
                                           1996         1995       1994        1996          1995           1994
                                           --------------------------------    -------------------------------------
Investment activity:
   Reinvested capital gains
     and dividends .................       $ 38,549    $ 19,903    $ 18,388    $  261,058    $  122,957   $  118,097
   Risk and administrative
     expense (note 4) ..............         (4,242)     (2,892)     (1,792)      (45,484)      (33,258)     (21,835)
                                           --------    --------    --------    ----------    ----------   ----------
       Net investment activity .....         34,307      17,011      16,596       215,574        89,699       96,262
                                           --------    --------    --------    ----------    ----------   ----------

   Realized and unrealized gain
     (loss) on investments:
       Realized gain (loss) ........            743         (78)     (1,030)       48,077        31,864       22,179
       Unrealized gain (loss) ......        (13,745)     44,832     (26,390)      578,417       725,434     (155,096)
                                           --------    --------    --------    ----------    ----------   ----------
         Net gain (loss) on
           investments .............        (13,002)     44,754     (27,420)      626,494       757,298     (132,917)
                                           --------    --------    --------    ----------    ----------   ----------
          Net increase (decrease) in
            contract owners' equity
            from operations ........         21,305      61,765     (10,824)      842,068       846,997      (36,655)
                                           --------    --------    --------    ----------    ----------   ----------

Equity transactions:
   Sales:
     Contract purchase payments ....        328,071     146,154     103,680     1,544,190     1,092,988    1,072,401
     Transfers from fixed and
       other subaccounts ...........         87,756     108,837      40,481       583,740       370,752      841,401
                                           --------    --------    --------    ----------    ----------   ----------
                                            415,827     254,991     144,161     2,127,930     1,463,740    1,913,802
                                           --------    --------    --------    ----------    ----------   ----------
   Redemptions:
     Withdrawals and surrenders ....          8,438       5,704      15,725       167,671        67,498       58,256
     Transfers to fixed and
       other subaccounts ...........        162,147      32,704      19,557       299,190       314,014      497,884
     Cost of insurance and
       administrative fee (note 5)..         62,462      41,769      28,012       501,412       381,402      308,606
                                           --------    --------    --------    ----------    ----------   ----------
                                            233,047      80,177      63,294       968,273       762,914      864,746
                                           --------    --------    --------    ----------    ----------   ----------

         Net equity transactions ...        182,780     174,814      80,867     1,159,657       700,826    1,049,056
                                           --------    --------    --------    ----------    ----------   ----------
          Net change in contract
            owners' equity .........        204,085     236,579      70,043     2,001,725     1,547,823    1,012,401
Contract owners' equity:
   Beginning of period .............        526,383     289,804     219,761     5,159,728     3,611,905    2,599,504
                                           --------    --------    --------    ----------    ----------   ----------
   End of period ...................       $730,468    $526,383    $289,804    $7,161,453    $5,159,728   $3,611,905
                                           ========    ========    ========    ==========    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
FOR THE THREE YEARS ENDED DECEMBER 31


--------------------------------------------------------------------------------

                                                 INTERNATIONAL                            CAPITAL APPRECIATION
                                                  SUBACCOUNT                                   SUBACCOUNT
                                       1996          1995            1994            1996         1995         1994(a)
                                       --------------------------------------        ----------------------------------
Investment activity:
  Reinvested capital gains
   and dividends ...............       $   573,537   $  214,290    $   33,042        $  106,463   $   18,585   $    992
  Risk and administrative
   expense (note 4) ............           (78,825)     (49,434)      (19,907)          (13,716)      (4,732)       231
                                       -----------   ----------    ----------        ----------   ----------   --------
    Net investment activity ....           494,712      164,856        13,135            92,747       13,853      1,223
                                       -----------   ----------    ----------        ----------   ----------   --------
  Realized and unrealized gain
   (loss) on investments:
    Realized gain (loss) .......            23,917       26,863         4,970            19,381        2,645        (42)
    Unrealized gain (loss) .....           752,956      540,676        65,383           172,281       94,813     (1,734)
                                       -----------   ----------    ----------        ----------   ----------   --------
     Net gain (loss) on
       investments .............           776,873      567,539        70,353           191,662       97,458     (1,776)
                                       -----------   ----------    ----------        ----------   ----------   --------
      Net increase (decrease) in
       contract owners' equity
       from operations .........         1,271,585      732,395        83,488           284,409      111,311       (553)
                                       -----------   ----------    ----------        ----------   ----------   --------
Equity transactions:
  Sales:
   Contract purchase payments ..         3,766,785    2,976,009     2,195,400         1,176,050      422,829     42,626
   Transfers from fixed and
    other subaccounts ..........         1,410,908    1,049,632     2,581,376           709,737      696,659    150,290
                                       -----------   ----------    ----------        ----------   ----------   --------
                                         5,177,693    4,025,641     4,776,776         1,885,787    1,119,488    192,916
                                       -----------   ----------    ----------        ----------   ----------   --------
  Redemptions:
   Withdrawals and surrenders ..           160,367      135,907        22,335            55,870        4,024      2,847
   Transfers to fixed and
    other subaccounts ..........           622,081      770,875       388,971           301,791       84,065          0
   Cost of insurance and
    administrative fee (note 5).         1,009,169      796,919       448,228           244,293       87,472      5,760
                                       -----------   ----------    ----------        ----------   ----------   --------
                                         1,791,617    1,703,701       859,534           601,954      175,561      8,607
                                       -----------   ----------    ----------        ----------   ----------   --------

     Net equity transactions ...         3,386,076    2,321,940     3,917,242         1,283,833      943,927    184,309
                                       -----------   ----------    ----------        ----------   ----------   --------
      Net change in contract
       owners' equity ..........         4,657,661    3,054,335     4,000,730         1,568,242    1,055,238    183,756
Contract owners' equity:
  Beginning of period ..........         8,125,877    5,071,542     1,070,812         1,238,994      183,756          0
                                       -----------   ----------    ----------        ----------   ----------   --------
  End of period ................       $12,783,538   $8,125,877    $5,071,542        $2,807,236   $1,238,994   $183,756
                                       ===========   ==========    ==========        ==========   ==========   ========


                                                   SMALL CAP                    GLOBAL CONTRARIAN             AGGRESSIVE GROWTH
                                                   SUBACCOUNT                      SUBACCOUNT                    SUBACCOUNT
                                       1996          1995          1994(a)    1996          1995(b)         1996          1995(b)
                                       ------------------------------------   ----------------------        ----------------------
Investment activity:
  Reinvested capital gains
   and dividends ...............       $   56,631    $    2,690    $  1,872   $   20,219    $    523        $  158,688    $ 12,789
  Risk and administrative
   expense (note 4) ............          (20,200)       (6,411)         77       (5,154)       (540)           (6,733)       (897)
                                       ----------    ----------    --------   ----------    --------        ----------    --------
    Net investment activity ....           36,431        (3,721)      1,949       15,065         (17)          151,955      11,892
                                       ----------    ----------    --------   ----------    --------        ----------    --------
  Realized and unrealized gain
   (loss) on investments:
    Realized gain (loss) .......            9,714        13,224           3        1,474       1,419              (294)      5,130
    Unrealized gain (loss) .....          414,502       208,534       2,560       43,850       5,122          (114,233)     15,468
                                       ----------    ----------    --------   ----------    --------        ----------    --------
     Net gain (loss) on
       investments .............          424,216       221,758       2,563       45,324       6,541          (114,527)     20,598
                                       ----------    ----------    --------   ----------    --------        ----------    --------
      Net increase (decrease) in
       contract owners' equity
       from operations .........          460,647       218,037       4,512       60,389       6,524            37,428      32,490
                                       ----------    ----------    --------   ----------    --------        ----------    --------
Equity transactions:
  Sales:
   Contract purchase payments ..        1,584,784       632,636      57,962      459,332     106,879           915,114     140,955
   Transfers from fixed and
    other subaccounts ..........        1,168,570       786,952     235,806      403,280     182,691           640,496     336,663
                                       ----------    ----------    --------   ----------    --------        ----------    --------
                                        2,753,354     1,419,588     293,768      862,612     289,570         1,555,610     477,618
                                       ----------    ----------    --------   ----------    --------        ----------    --------
  Redemptions:
   Withdrawals and surrenders ..           80,764         5,965       4,056        3,696      10,420             6,572         307
   Transfers to fixed and
    other subaccounts ..........          258,675       127,447           0       35,452      42,262           120,708      46,146
   Cost of insurance and
    administrative fee (note 5).          383,497       121,558       2,872       75,598      11,400           180,962      21,574
                                       ----------    ----------    --------   ----------    --------        ----------    --------
                                          722,936       254,970       6,928      114,746      64,082           308,242      68,027
                                       ----------    ----------    --------   ----------    --------        ----------    --------

     Net equity transactions ...        2,030,418     1,164,618     286,840      747,866     225,488         1,247,368     409,591
                                       ----------    ----------    --------   ----------    --------        ----------    --------
      Net change in contract
       owners' equity ..........        2,491,065     1,382,655     291,352      808,255     232,012         1,284,796     442,081
Contract owners' equity:
  Beginning of period ..........        1,674,007       291,352           0      232,012           0           442,081           0
                                       ----------    ----------    --------   ----------    --------        ----------    --------
  End of period ................       $4,165,072    $1,674,007    $291,352   $1,040,267    $232,012        $1,726,877    $442,081
                                       ==========    ==========    ========   ==========    ========        ==========    ========


(a)    Period from May 1, 1994, date of commencement of operations.
(b)    Period from March 31, 1995, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

                        OHIO NATIONAL VARIABLE ACCOUNT R
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    Ohio National Variable Account R (the Account) is a separate account of Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company. The account has been registered as a unit investment trust under the Investment Company Act of 1940.

    Assets of the Account are invested in shares of Ohio National Fund, Inc. (the Fund), a diversified open-end management investment company. The Fund's investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

    Investments are valued at the net asset value of fund shares held at December 31, 1996. Share transactions are recorded on the trade date. Income and capital gain distributions are recorded on the ex-dividend date. Net realized capital gain or loss is determined on the basis of average cost.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENTS
    At December 31,1996 the aggregate cost and number of shares of Ohio National Fund, Inc. owned by the respective subaccounts were:


                                  MONEY                                 INTER-     CAPITAL      SMALL       AGGRESS.      GLOBAL
                     EQUITY       MARKET        BOND        OMNI       NATIONAL    APPREC.       CAP         GROWTH       CONTR.
                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                   ----------   ----------   ----------  ----------   ----------  ----------  ----------   ----------   ----------
Aggregate Cost     $15,884,188  $1,077,211   $718,909    $5,713,489  $11,314,374  $2,541,876  $3,539,477    $991,294    $1,825,642
Number of shares       670,829     107,721     68,756       369,185      825,117     217,127     231,046      89,224       172,137


(3) CONTRACTS IN ACCUMULATION PERIOD

    At December 31, 1996 the accumulation units and value per unit of the respective subaccounts and products were:

                                              ACCUMULATION UNITS     VALUE PER UNIT
                                              ------------------     --------------
    Equity Subaccount.....................       870,345.996            $24.894833
    Money Market Subaccount...............        67,856.926             15.874741
    Bond Subaccount.......................        39,674.270             18.411624
    Omni Subaccount.......................       310,569.918             23.059070
    International Subaccount..............       758,122.320             16.862105
    Capital Appreciation Subaccount.......       201,769.083             13.913113
    Small Cap Subaccount..................       262,417.315             15.871942
    Aggressive Growth Subaccount..........        86,348.703             12.047276
    Global Contrarian Subaccount..........       136,778.509             12.625353

                        OHIO NATIONAL VARIABLE ACCOUNT R
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1996


(4) RISK AND ADMINISTRATIVE EXPENSE

    Although variable life payments differ according to the investment performance of the Accounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Accounts' assets for assuming those risks. Such charge will be assessed at a daily rate of 0.0020471% which corresponds to an annual rate of 0.75% of the contract value.

(5) CONTRACT CHARGES

    Each premium payment is subject to a premium expense charge. The premium expense charge has two components:

    (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%.

    (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 2% to 4%.

    A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

    The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred insurance underwriting charge varies with age at issue or increase.

    A service charge is imposed on each transfer of cash values among the subaccounts. Currently, ONLAC is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee is charged.

    ONLAC charges a monthly deduction from the contract value for the cost of insurance, a $5.00 record keeping and processing charge, a risk charge of $.01 per $1,000 of the stated amount for the risk associated with the death benefit guarantee, and the cost of additional insurance benefits provided by rider.

(6) FEDERAL INCOME TAXES

    Operations of the Account form part of, and are taxed with, operations of ONLAC which is taxed as a life assurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

(7) NOTE TO SCHEDULE 1

    Schedule 1 presents the components of the change in the unit values, which are the basis for determining contract owners' equity. This schedule is presented for each series, as applicable in the following format:

    -   Beginning unit value

    -   Reinvested capital gains and dividends

        (This amount reflects the increase in the unit value due to capital gain and dividend distributions from the underlying mutual fund.)

    -   Unrealized gain (loss)

        (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the fund.)

    -   Expenses

        (This amount reflects the decrease in the unit value due to Risk and Administrative Expenses discussed in note 4 to the financial statements.)

    -   Ending unit value

    -   Percentage increase (decrease) in unit value.

OHIO NATIONAL VARIABLE ACCOUNT R
SCHEDULES OF CHANGES IN UNIT VALUES
FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      SCHEDULE 1


                                                                      MONEY
                                                       EQUITY         MARKET           BOND            OMNI          INTERNATIONAL
                                                     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT         SUBACCOUNT
1996
Beginning unit value............................      21.192465     15.207452        17.886274      20.106689           14.839342
Reinvested capital gains and dividends..........       0.944670      0.678964         1.097636       0.922004            0.881300
Realized and unrealized gain (loss).............       2.774986      0.000000        -0.558912       2.046506            1.153558
Expenses........................................      -0.017288     -0.011675        -0.013374      -0.016129           -0.012095
Ending unit value...............................      24.894833     15.874741        18.411624      23.059070           16.862105
Percentage increase in unit value*..............           17.5%          4.4%             2.9%          14.7%               13.6%

1995
Beginning unit value............................      16.785643     14.507086        15.156742      16.502872           13.336474
Reinvested capital gains and dividends..........       0.535931      0.711525         0.850369       0.518180            0.453058
Realized and unrealized gain....................       3.885373      0.000000         1.891702       3.099521            1.060350
Expenses........................................      -0.014482     -0.011159        -0.012539      -0.013884           -0.010540
Ending unit value...............................      21.192465     15.207452        17.886274      20.106689           14.839342
Percentage increase in unit value*..............           26.3%          4.8%            18.0%          21.8%               11.3%

1994
Beginning unit value............................      16.870045     14.054459        15.879641      16.714665           12.433465
Reinvested capital gains and dividends..........       0.531001      0.463316         1.153660       0.611008            0.138938
Realized and unrealized gain (loss).............      -0.602749      0.000000        -1.865057      -0.810420            0.774140
Expenses........................................      -0.012654     -0.010689        -0.011502      -0.012381           -0.010069
Ending unit value...............................      16.785643     14.507086        15.156742      16.502872           13.336474
Percentage increase (decrease) in unit value*...           -0.5%          3.2%            -4.6%          -1.3%                7.3%

                                                         CAPITAL         SMALL           GLOBAL             AGGRESSIVE
                                                       APPRECIATION       CAP          CONTRARIAN             GROWTH
                                                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT           SUBACCOUNT
1996
Beginning unit value............................        12.109778      13.585277       10.828053             12.624042
Reinvested capital gains and dividends..........         0.706680       0.290873        0.333203              1.871400
Realized and unrealized gain (loss).............         1.106415       2.006965        0.894801             -1.860850
Expenses........................................        -0.009760      -0.011173       -0.008781             -0.009239
Ending unit value...............................        13.913113      15.871942       12.047276             12.625353
Percentage increase in unit value*..............             14.9%          16.8%           11.3%                  0.0%

1995
Beginning unit value............................         9.950187      10.290499       10.000000 ***         10.000000 ***
Reinvested capital gains and dividends..........         0.328243       0.037689        0.072802              1.128730
Realized and unrealized gain....................         1.839934       3.266534        0.763238              1.504407
Expenses........................................        -0.008586      -0.009445       -0.007987             -0.009095
Ending unit value...............................        12.109778      13.585277       10.828053             12.624042
Percentage increase in unit value*..............             21.7%          32.0%            8.3%                 26.2%

1994
Beginning unit value............................        10.000000 **   10.000000 **
Reinvested capital gains and dividends..........         0.099737       0.131388
Realized and unrealized gain (loss).............        -0.142056       0.166824
Expenses........................................        -0.007494      -0.007713
Ending unit value...............................         9.950187      10.290499
Percentage increase (decrease) in unit value*...             -0.5%           2.9%


  * An annualized rate or return cannot be determined as expenses do not include the contract charges discussed in note (5).

 **     Period from September 23, 1994, date of commencement of operations.

***     Period from March 31, 1995, date of commencement of operations.

              See accompanying notes to the financial statements.

                          Independent Auditors' Report
                          ----------------------------


The Board of Directors
Ohio National Life Assurance Corporation:


We have audited the accompanying balance sheet of Ohio National Life Assurance Corporation (the Company) as of December 31, 1996, and the related statements of income, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ KPMG Peat Marwick



Cincinnati, Ohio
January 31, 1997

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                                  Balance Sheet

                                December 31, 1996

                                 (000's omitted)


                                     Assets
                                     ------

Investments (notes 4, 7 and 8):
     Fixed maturities available-for-sale, at fair value                      $436,958
     Fixed maturities held-to-maturity, at amortized cost                      43,248
     Mortgage loans on real estate, net                                       176,703
     Policy loans                                                              34,935
     Short-term investments                                                    16,500
                                                                             --------
               Total investments                                              708,344
Cash                                                                           19,902
Accrued investment income                                                       8,665
Deferred policy acquisition costs                                             113,293
Reinsurance recoverables                                                       76,441
Other assets                                                                    1,575
Assets held in Separate Accounts                                               53,159
                                                                             --------
               Total assets                                                  $981,379
                                                                             ========

                      Liabilities and Stockholder's Equity
                      ------------------------------------
Future policy benefits and claims (note 5)                                   $748,925
Other policyholder funds                                                        2,287
Accrued Federal income tax (note 6):
     Current                                                                      690
     Deferred                                                                   6,999
Other liabilities                                                              17,516
Liabilities related to Separate Accounts                                       53,159
                                                                             --------
               Total liabilities                                              829,576
                                                                             --------
Stockholder's equity (notes 3 and 9):
     Class A common stock; authorized 10,000 shares of $3,000 par value;
        issued and outstanding 3,200 shares                                     9,600
     Additional paid-in capital                                                27,025
     Unrealized gains on securities available-for-sale, net (note 4)            1,293
     Retained earnings                                                        113,885
                                                                             --------
               Total stockholder's equity                                     151,803
                                                                             --------
Commitments and contingencies (notes 11 and 12)
               Total liabilities and stockholder's equity                    $981,379
                                                                             ========

See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                               Statement of Income

                          Year ended December 31, 1996

                                 (000's omitted)



Revenues (note 11):
     Traditional life and accident and health insurance premiums      $  10,589
     Annuity premium and charges                                          3,026
     Universal life and investment product policy charges                42,304
     Net investment income (note 4)                                      56,032
     Other income                                                         1,861
     Net realized gains on investments (note 4)                             168
                                                                      ---------
                                                                        113,980
                                                                      ---------

Benefits and expenses (note 11):
     Benefits and claims                                                 64,181
     Amortization of deferred policy acquisition costs                    7,595
     Other operating costs and expenses                                  14,432
                                                                      ---------
                                                                         86,208
                                                                      ---------
               Income before Federal income tax                          27,772
                                                                      ---------

Federal income tax (note 6):
     Current expense                                                     12,986
     Deferred tax benefit                                                (2,383)
                                                                      ---------
                                                                         10,603
                                                                      ---------
               Net income                                             $  17,169
                                                                      =========


See accompanying notes to financial statements.


                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                        Statement of Stockholder's Equity

                          Year ended December 31, 1996

                                 (000's omitted)



                                                                Unrealized
                                                              gains (losses)
                                                  Additional  on securities                     Total
                                      Capital      paid-in    available-for-      Retained   stockholder's
                                      shares       capital         sale           earnings      equity
                                     ---------   -----------  ---------------- ------------  -------------
Balance, beginning of year            $9,600       27,025         9,558           96,716        142,899
Net income                                 -            -             -           17,169         17,169
Unrealized gains on securities
     available-for-sale, net of
     adjustment to deferred
     policy acquisition costs
     and deferred Federal
     income tax                            -            -        (8,265)               -         (8,265)
                                      ------       ------        ------            ------         ------
Balance, end of year                  $9,600       27,025         1,293           113,885        151,803
                                      ======       ======        ======           =======       ========


See accompanying notes to financial statements.


                                  OHIO NATIONAL LIFE ASSURANCE CORPORATION

                                          Statement of Cash Flows

                                        Year ended December 31, 1996

                                              (000's omitted)





Cash flows from operating activities:
     Net Income                                                                          $  17,169
     Adjustments to reconcile net income to net cash provided by operating activities:
        Capitalization of deferred policy acquisition costs                                (21,075)
        Amortization of deferred policy acquisition costs                                    8,295
        Amortization and depreciation                                                          853
        Realized gains on invested assets, net                                                (196)
        Decrease in accrued investment income                                                    9
        Increase in other assets                                                            (2,078)
        Increase in policyholder account balances                                            5,664
        Increase in other policyholder funds                                                    95
        Decrease in current Federal income tax payable                                      (9,942)
        Increase in other liabilities                                                        7,223
        Other, net                                                                          (3,049)
                                                                                         ---------
           Net cash provided by operating activities                                         2,968
                                                                                         ---------

Cash flows from investing activities:
     Proceeds from maturity of securities available-for-sale                                25,680
     Proceeds from maturity of fixed maturities held-to-maturity                             4,866
     Proceeds from repayment of mortgage loans on real estate                               23,694
     Proceeds from repayment of policy loans                                                 5,521
     Cost of securities available-for-sale acquired                                        (40,814)
     Cost of fixed maturities held-to-maturity acquired                                     (2,632)
     Cost of mortgage loans on real estate acquired                                        (39,122)
     Policy loans issued and other invested assets acquired                                 (8,506)
                                                                                         ---------
           Net cash used in investing activities                                           (31,313)
                                                                                         ---------

Cash flows from financing activities:
     Increase in universal life and investment product
        account balances                                                                   135,352
     Decrease in universal life and investment product
        account balances                                                                   (87,496)
                                                                                         ---------
           Net cash provided by financing activities                                        47,856
                                                                                         ---------
Net increase in cash and cash equivalents                                                   19,511
Cash and cash equivalents, beginning of year                                                16,891
                                                                                         ---------
Cash and cash equivalents, end of year                                                   $  36,402
                                                                                         =========


See accompanying notes to financial statements.


                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                                December 31, 1996

                                 (000's omitted)



(1)      Organization and Business Description
         -------------------------------------

         Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company, wholly-owned by The Ohio National Life Insurance Company (ONLIC), a mutual life insurance company. ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, disability and annuity products through independent agents and other distribution channels and competes with other insurers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed and undergoes periodic examinations by those departments.

          The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

              LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by offering a wide range of product and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

              CREDIT RISK is that risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

              INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(2)       Summary of Significant Accounting Policies
          ------------------------------------------

          The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see Note 3).

              (a) Valuation of Investments and Related Gains and Losses
                  -----------------------------------------------------

                  The Company is required to classify its fixed maturity
                      securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred Federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as trading as of December 31, 1996.

                  Mortgage loans on real estate are carried at the unpaid
                      principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on non-accrual status and written down to the fair value of the existing property to derive a new cost basis. Cash receipts on non-accrual status mortgage loans on real estate are included in interest income in the period received.

                  Realized gains and losses on the sale of investments are
                      determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.


                                                              (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(2)    Summary of Significant Accounting Policies, Continued
       -----------------------------------------------------

              (b) Revenues and Benefits
                  ---------------------

                  Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of graded premium life, and term life policies. Premiums for traditional non-participating life insurance products are recognized as revenue when due and collected. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

                  Universal life products include universal life, variable
                      universal life and other interest-sensitive life insurance policies. Investment products consist primarily of individual immediate and deferred annuities. Revenues for universal life and investment products consist of net investment income and cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policy account balances.

                  Accident and health insurance premiums are recognized as
                      revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

              (c) Deferred Policy Acquisition Costs
                  ---------------------------------

                  The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For traditional non-participating life insurance products, these deferred acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For universal life and investment products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, cost of insurance, policy administration and surrender charges. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale (see Note 2(a)).


                                                                  (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(2)    Summary of Significant Accounting Policies, Continued
       -----------------------------------------------------

              (d) Separate Accounts
                  -----------------

                  Separate Account assets and liabilities represent
                      contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

              (e) Future Policy Benefits
                  ----------------------

                  Future policy benefits for traditional life policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities (see Note 5).

                  Future policy benefits for annuity policies in the
                      accumulation phase, universal life and variable universal life policies have been calculated based on participants' aggregate account balances.

              (f) Federal Income Tax
                  ------------------

                  ONLAC files a consolidated Federal income tax return with
                      ONLIC. The Company uses the asset and liability method of accounting for income tax. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.


                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(2)    Summary of Significant Accounting Policies, Continued
       -----------------------------------------------------

              (g) Reinsurance Ceded
                  -----------------

                  Reinsurance premiums ceded and reinsurance recoveries on
                      benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

              (h) Cash Equivalents
                  ----------------

                  For purposes of the statement of cash flows, the Company
                      considers all short-term investments with original maturities of three months or less to be cash equivalents.

              (i) Use of Estimates
                  ----------------

                  In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

                  The estimates susceptible to significant change are those used in determining deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, and the valuation allowance for mortgage loans on real estate. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

(3)   Basis of Presentation
      ---------------------

       The financial statements have been prepared in accordance with GAAP.
              Annual Statements on ONLAC, filed with the Department of Insurance of the State of Ohio, are prepared on the basis of accounting practices prescribed or permitted by such regulatory authorities. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.


                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(3)    Basis of Presentation, Continued
       --------------------------------

       The following reconciles the statutory net income of the Company as reported to regulatory authorities to the net income as shown in the accompanying financial statements:

Statutory net income                                                   $ 12,018
Adjustments to restate to the basis of GAAP:
    Increase in deferred policy acquisition costs, net                   13,330
    Future policy benefits                                               (9,530)
    Deferred Federal income tax benefit                                   2,383
    Interest maintenance reserve                                           (108)
    Other, net                                                             (924)
                                                                       --------
         Net income per accompanying statement of income               $ 17,169
                                                                       ========

       The following reconciles the statutory capital shares and surplus of the Company as reported to regulatory authorities to the stockholder's equity as shown in the accompanying financial statements for the year ended December 31, 1996:

Statutory capital and surplus                                         $  83,832
Add (deduct) cumulative effect of adjustments to reconcile
   to the basis of GAAP:
      Deferred policy acquisition costs                                 113,293
      Asset valuation reserve                                             8,001
      Interest maintenance reserve                                        3,249
      Future policy benefits                                            (56,924)
      Deferred Federal income tax                                        (6,999)
      Difference between amortized cost and fair value of
          fixed maturity securities available-for-sale, gross             7,113
      Other, net                                                            238
                                                                      ---------
            Equity per accompanying balance sheet                     $ 151,803
                                                                      =========



                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



 (4)   Investments
       -----------

       An analysis of investment income and realized gains by investment type follows for the year ended December 31, 1996:

                                                                         Realized
                                                                         gains on
                                                       Investment     disposition of
                                                         Income        investments
                                                      -------------  -----------------

Fixed maturities available-for-sale                       $ 33,092        $ (32)
Fixed maturities held-to-maturity                            4,244           15
Mortgage loans on real estate                               15,893          213
Short-term                                                     848            -
Other                                                        2,452            4
                                                          --------        -----
                Total                                       56,529          200
Less:  Investment expenses                                     497
       Valuation allowance for mortgage
            loans on real estate                                            (32)
                                                          ---------
                Net investment income                     $ 56,032
                                                          =========       ------

                Net realized gains on
                  disposition of investments                              $  168
                                                                          ======

       The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31, 1996:

                Gross unrealized gain                                    $ 7,113
                Adjustment to deferred policy acquisition costs          (2,950)
                Deferred Federal income tax                              (2,870)
                                                                        --------
                                                                        $ 1,293
                                                                        =======

       An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturities held-to-maturity were $(20,254) and $(2,641) for the year ended December 31, 1996, respectively.


                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(4)    Investments, Continued
       ----------------------

       The amortized cost and estimated fair value of securities available-for-sale and fixed maturities held-to-maturity were as follows as of December 31, 1996:

                                                                           Gross           Gross
                                                          Amortized      unrealized     unrealized      Estimated
                                                             cost          gains          losses       fair value
                                                         -------------  -------------   -----------   --------------
         Securities available-for-sale
         -----------------------------
            Fixed maturities
               U.S. Treasury securities and
                  obligations of U.S. government
                  operations and agencies             $        53,668          1,516          (765)         54,419
               Obligations of states and
                  political subdivisions                        6,633            253          (228)          6,658
               Corporate securities                           265,996          9,160        (2,718)        272,438
               Mortgage-backed securities                     103,548          1,008        (1,113)        103,443
                                                         ------------   ------------   -------------  --------------
                       Total fixed maturities         $       429,845         11,937        (4,824)        436,958
                                                         =============  =============  ============== ==============
         Fixed maturity securities
         -------------------------
            Held-to-maturity
            ----------------
            Corporate securities                      $        40,628          4,418          -             45,046
            Mortgage-backed securities                          2,620             77          -              2,697
                                                         ------------    ------------  -------------- --------------
                                                      $        43,248          4,495          -             47,743
                                                         =============  =============  ============== ==============


       The amortized cost and estimated fair value of fixed maturity securities available-for-sale and fixed maturity securities held-to-maturity as of December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                             Fixed Maturity Securities
                                                           ---------------------------------------------------------------
                                                                Available-for-Sale                 Held-to-Maturity
                                                           -----------------------------     -----------------------------
                                                            Amortized        Estimated        Amortized        Estimated
                                                              cost          fair value           cost         fair value
                                                           ------------     ------------     -------------    ------------

          Due in one year or less                       $        5,469            5,467             -                -
          Due after one year through five years                 28,847           28,313            9,999           10,447
          Due after five years through ten years                84,524           86,981           11,286           12,156
          Due after ten years                                  311,005          316,197           21,963           25,140
                                                           ------------     ------------     ------------     ------------
                                                        $      429,845          436,958           43,248           47,743
                                                           ============     ============     =============    ============


                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(4)    Investments, Continued
       ----------------------

       There were no sales of securities available-for-sale during 1996.
              Investments with an amortized cost of $3,554 as of December 31, 1996 were on deposit with various regulatory agencies as required by law.

       The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosures of mortgage loans on real estate during 1996, and no foreclosures are in process as of December 31, 1996.

(5)    Future Policy Benefit and Claims
       --------------------------------

       The liability for future policy benefits for universal life policies and investment contracts (approximately 83% of the total liability for future policy benefits as of December 31, 1996) has been established based on the aggregate account value without reduction for surrender charges. The average interest rate to be credited on investment product policies was 6.1% at December 31, 1996.

       The liability for future policy benefits for traditional life products are based on the following mortality and interest rate assumptions without consideration for withdrawals. The mortality table and interest assumptions used for the majority of new policies are the 1980 CSO table with 4% to 5% interest. With respect to older policies, the mortality table and interest assumptions used are primarily the 1958 CSO table with 4% interest and the 1980 CSO table with 4%-6% interest. Approximately 68% of the future policy benefit liability is calculated on a net level reserve basis at December 31, 1996.

       The liability for future policy benefits for individual accident and health policies include liabilities for active lives, disabled lives and unearned premiums. The liability for active lives are calculated on a two-year preliminary term basis at 3% to 6% interest, using either the 1964 Commissioner's Disability Table (policies issued prior to 1990) or the 1985 Commissioner's Individual Disability Table A (policies issued after 1989). The liability for disabled lives are calculated using either the 1985 Commissioner's Individual Disability Table A at 5% to 5.5% interest (claims incurred after 1989) or the 1971 modification of the 1964 Commissioner's Disability Table, at 3.5% interest (claims incurred prior to 1990).


                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(6)    Federal Income Tax
       ------------------
       In prior years, under superseded tax acts, the Company deferred income and accumulated amounts into a Policyholders' Surplus Account (PSA). Management considers the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax has been provided for such distributions in the financial statements. Any distributions from the PSA, however, will continue to be taxable at the then current tax rate. The balance of the PSA is approximately $5,257 as of December 31, 1996.

       Total Federal income tax expense for the year ended December 31, 1996 differs from the amount computed by applying the U.S. Federal income tax rate to income before Federal income tax and cumulative effect of change in accounting principles, as follows:

                                                                             Amount             %
                                                                           ------------     ----------

                 Computed (expected) tax expense                             $  9,720        35.0%
                 Differential earnings                                          1,023         3.7
                 Tax exempt interest and dividends received deduction             (38)       (0.1)
                 Other, net                                                      (102)       (0.4)
                                                                              --------        ----
                        Total expense and effective rate                      $ 10,603        38.2%
                                                                              ========        ====


       Total Federal income tax paid during the year ended December 31, 1996 was $22,928.

       The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 1996 are as follows:

                      Deferred tax assets:
                        Future policy benefits                                $     25,067
                        Mortgage loans and real estate                                 816
                        Other                                                          550
                                                                                 ----------
                             Total gross deferred tax assets                        26,433
                                                                                 ----------
                      Deferred tax liabilities:
                        Deferred policy acquisition costs                           30,084
                        Fixed maturities available-for-sale                          3,329
                        Other                                                           19
                                                                                ----------
                             Total gross deferred tax liabilities                   33,432
                                                                                ----------
                             Net deferred tax liability                       $      6,999
                                                                                ==========


                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued


(6)    Federal Income Tax, Continued
       -----------------------------

          The Company has determined that a deferred tax asset valuation allowance as of December 31, 1996 is not needed. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers primarily the scheduled reversal of deferred tax liabilities and tax planning strategies in making this assessment and believes it is more likely than not the Company will realize the benefits of the deductible differences remaining at December 31, 1996.

(7)    Disclosures about Fair Value of Financial Instruments
       -----------------------------------------------------

       Statement of Financial Accounting Standards No. 107, Disclosures about
              Fair Value of Financial Instruments (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

       The following methods and assumptions were used by the Company in estimating its fair value disclosures:

               CASH, SHORT-TERM INVESTMENTS AND POLICY LOANS - The carrying amount reported in the balance sheet for these instruments approximate their fair value.

               INVESTMENT SECURITIES - Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

               SEPARATE ACCOUNT ASSETS AND LIABILITIES - The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract value in the Separate Account portfolios.


                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(7)    Disclosures about Fair Value of Financial Instruments, Continued
       ----------------------------------------------------------------

               MORTGAGE LOANS ON REAL ESTATE - The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is valued at the estimated fair value of the underlying collateral.

               INVESTMENT CONTRACTS - Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               OTHER POLICYHOLDER FUNDS - The carrying amount reported in the balance sheets for these instruments approximates their fair value.

       Carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on insurance contracts were as follows as of December 31, 1996:

                                                                        Carrying           Estimated
                                                                        amount           fair value
                                                                    --------------     --------------

              Assets
              ------

                 Investments:
                     Fixed maturities available-for-sale               $ 436,958            436,958
                     Fixed maturities held-to-maturity                    43,248             47,743
                     Mortgage loans on real estate                       176,703            186,090
                     Policy loans                                         34,935             34,935
                     Short-term investments                               16,500             16,500
                 Cash                                                     19,902             19,902
                 Assets held in Separate Accounts                         53,159             53,159

             Liabilities
             -----------

                     Deferred and immediate annuity contracts          $ 100,094             98,504
                     Other policyholder funds                              2,287              2,287
                     Liabilities related to Separate Accounts             53,159             53,159



                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued


(8)    Additional Financial Instruments Disclosure
       -------------------------------------------

       Significant Concentrations of Credit Risk
       -----------------------------------------

       Mortgage loans are collateralized by the underlying properties.
              Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio with no exposure greater than 10% in any state at December 31, 1996. The summary below depicts loan exposure of remaining principal balances by type at December 31, 1996:

                    Mortgage assets by type
                    -----------------------
                        Office                                                    $     40,167
                        Retail                                                          50,115
                        Apartments                                                      33,997
                        Industrial                                                      29,876
                        Other                                                           24,880
                                                                                    ----------
                                                                                       179,035
                            Less valuation allowances                                    2,332
                                                                                    ----------
                            Total mortgage loans on real estate, net              $    176,703
                                                                                    ==========

(9)    Regulatory Risk-Based Capital and Dividend Restrictions on Retained
       Earnings
       -------------------------------------------------------------------

       Based upon the December 31, 1996 financial statements, the Company exceeds all required risk-based capital levels.

       The payment of dividends by the Company to its parent, ONLIC, is limited by Ohio law. As of December 31, 1996, $103,700 of retained earnings, as presented in the accompanying financial statements, is restricted as to dividend payments in 1997.

(10)   Related Party Transactions
       --------------------------

       The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel space and supplies, accounting, data processing and related services to ONLAC. This agreement resulted in charges to the Company in 1996 of approximately $11,400.


                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(11)   Reinsurance
       -----------

       In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:

                                                                     Affiliate        Non-Affiliate
                                                                    -----------     ----------------
                Premiums                                         $      18,523               17,793
                Benefits incurred                                       11,571               13,345
                Commission and expense allowances                        2,173                4,770
                Reinsurance recoverable:
                     Reserves for future policy benefits                38,048               36,248
                     Policy and contract claims payable                    969                1,103


       Net traditional life and accident and health premium income in 1996 is summarized as follows:

                        Direct premiums earned                             $    44,586
                        Reinsurance assumed                                      2,319
                        Reinsurance ceded                                      (36,316)
                                                                          ------------
                                 Net premiums earned                       $    10,589
                                                                          ============

       Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

 (12)  Contingencies
       -------------

       The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.

APPENDIX A

                     ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables have been prepared to help show how values under the contract change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Fund portfolios was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown in the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.

The amounts shown for the death benefit and cash surrender value as of each contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax return on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Fund, which is currently equivalent to an average annual rate of 0.69% of the value of the average daily net assets of the Fund's 13 portfolios to which contract values may be allocated. (See "Charges and Deductions - "Other Charges" at page 31.) The daily charge to the variable account for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Certain other fees and miscellaneous expenses which are borne by the Fund are currently equivalent to an annual rate of 0.27% of average daily net assets. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all 13 portfolios of approximately -1.71%, 4.29%, and 10.29%.

Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current charges under the contract ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum charges allowable under the contracts.

The tables assume a premium tax deduction of 2.5% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount have been made under the contract. Additionally, the tables assume that there are no optional insurance benefits included under the contract and the current tables assume that the Company's current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made at present against the variable account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, the Company will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                                                           VARI-VEST II

        AGE       DEATH BENEFIT PLAN          PLANNED PREMIUM             STATED AMOUNT              RISK CLASS        PAGE
        ---       ------------------          ---------------             -------------              ----------        ----
        25              Plan A                690(Minimum)                   $150,000                 Nonsmoker         67
        25              Plan A              1,043                             150,000                 Nonsmoker         68
        25              Plan B                690(Minimum)                    150,000                 Nonsmoker         69
        25              Plan B              2,274                             150,000                 Nonsmoker         70
        40              Plan A              2,190(Minimum)                    250,000             Select Nonsmoker      71
        40              Plan A              3,376                             250,000             Select Nonsmoker      72
        40              Plan B              2,190(Minimum)                    250,000             Select Nonsmoker      73
        40              Plan B              7,541                             250,000             Select Nonsmoker      74

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

The Company may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Fund's portfolios from the inception of the portfolio or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. Individualized illustrations will also be provided upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

MALE ISSUE AGE 25                                                                              INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                                                              DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: 690.00                                                                      STATED AMOUNT INCLUDES CASH VALUE

                                                  SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                              ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1               690          725                0         150,000              0         150,000            0        150,000
2               690        1,485              191         150,000            106         150,000           24        150,000
3               690        2,284              276         150,000            106         150,000            0        150,000
4               690        3,123              828         150,000            538         150,000          284        150,000
5               690        4,003            1,549         150,000          1,103         150,000          725        150,000
6               690        4,928            2,335         150,000          1,687         150,000        1,161        150,000
7               690        5,899            3,312         150,000          2,415         150,000        1,715        150,000
8               690        6,918            4,363         150,000          3,160         150,000        2,259        150,000
9               690        7,989            5,378         150,000          3,807         150,000        2,679        150,000
10              690        9,113            6,478         150,000          4,470         150,000        3,087        150,000
15              690       15,634           12,994         150,000          7,439         150,000        4,354        150,000
20              690       23,956           22,902         150,000         10,410         150,000        4,902        150,000
AGE 60          690       65,437          103,515         150,000         16,646         150,000            0        150,000
AGE 65          690       87,519          170,047         207,458         14,841         150,000            0        150,000
AGE 70          690      115,703          276,860         321,157          7,362         150,000            0        150,000

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)            0.00%(-1.71% NET)
                                                             ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                  GUARANTEED                     GUARANTEED                     GUARANTEED
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1               690          725                0         150,000              0         150,000            0        150,000
2               690        1,485              157         150,000             74         150,000            0        150,000
3               690        2,284              230         150,000             64         150,000            0        150,000
4               690        3,123              770         150,000            489         150,000          241        150,000
5               690        4,003            1,367         150,000            932         150,000          565        150,000
6               690        4,928            2,027         150,000          1,396         150,000          883        150,000
7               690        5,899            2,750         150,000          1,875         150,000        1,192        150,000
8               690        6,918            3,995         150,000          2,821         150,000        1,942        150,000
9               690        7,989            4,865         150,000          3,332         150,000        2,230        150,000
10              690        9,113            5,817         150,000          3,856         150,000        2,505        150,000
15              690       15,634           12,695         150,000          7,266         150,000        4,250        150,000
20              690       23,956           22,329         150,000         10,120         150,000        4,739        150,000
AGE 60          690       65,437           98,977         150,000         14,014         150,000            0        150,000
AGE 65          690       87,519          161,826         197,428          8,656         150,000            0        150,000
AGE 70          690      115,703          261,975         303,891              0         150,000            0        150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                                                            INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                                                            DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $1,043.00                                                                 STATED AMOUNT INCLUDES CASH VALUE

                                                  SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                             ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1              1,043       1,095               62         150,000             13         150,000            0        150,000
2              1,043       2,245              855         150,000            707         150,000          566        150,000
3              1,043       3,452            1,204         150,000            902         150,000          625        150,000
4              1,043       4,720            2,246         150,000          1,727         150,000        1,269        150,000
5              1,043       6,051            3,510         150,000          2,702         150,000        2,015        150,000
6              1,043       7,449            4,895         150,000          3,714         150,000        2,751        150,000
7              1,043       8,917            6,591         150,000          4,946         150,000        3,657        150,000
8              1,043      10,458            8,429         150,000          6,215         150,000        4,549        150,000
9              1,043      12,076           10,309         150,000          7,408         150,000        5,312        150,000
10             1,043      13,775           12,359         150,000          8,638         150,000        6,059        150,000
15             1,043      23,632           25,021         150,000         14,586         150,000        8,736        150,000
20             1,043      36,212           45,037         150,000         21,231         150,000       10,553        150,000
AGE 60         1,043      98,914          214,994         288,092         46,233         150,000        9,306        150,000
AGE 65         1,043     132,294          351,565         428,910         55,574         150,000        4,536        150,000
AGE 70         1,043     174,896          570,526         661,810         64,514         150,000            0        150,000

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                             ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                  GUARANTEED                     GUARANTEED                     GUARANTEED
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1              1,043       1,095               43         150,000              0         150,000             0       150,000
2              1,043       2,245              821         150,000            676         150,000           537       150,000
3              1,043       3,452            1,158         150,000            861         150,000           587       150,000
4              1,043       4,720            2,189         150,000          1,678         150,000         1,226       150,000
5              1,043       6,051            3,329         150,000          2,532         150,000         1,855       150,000
6              1,043       7,449            4,587         150,000          3,423         150,000         2,473       150,000
7              1,043       8,917            5,973         150,000          4,350         150,000         3,078       150,000
8              1,043      10,458            7,949         150,000          5,764         150,000         4,119       150,000
9              1,043      12,076            9,627         150,000          6,763         150,000         4,694       150,000
10             1,043      13,775           11,472         150,000          7,798         150,000         5,251       150,000
15             1,043      23,632           24,727         150,000         14,415         150,000         8,632       150,000
20             1,043      36,212           44,484         150,000         20,951         150,000        10,394       150,000
AGE 60         1,043      98,914          211,220         283,035         43,956         150,000         7,575       150,000
AGE 65         1,043     132,294          344,001         419,682         50,574         150,000           327       150,000
AGE 70         1,043     174,896          554,810         643,579         53,598         150,000             0       150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                                                              INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                                                              DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $690.00                                                                     STATED AMOUNT INCLUDES CASH VALUE

                                                  SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                              ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1               690          725                0         150,409              0         150,379            0        150,350
2               690        1,485              188         150,859            104         150,774           22        150,693
3               690        2,284              271         151,356            102         151,187            0        151,031
4               690        3,123              820         151,904            532         151,617          278        151,363
5               690        4,003            1,537         152,509          1,093         152,065          717        151,689
6               690        4,928            2,316         153,176          1,673         152,533        1,150        152,010
7               690        5,899            3,286         153,906          2,395         153,016        1,701        152,321
8               690        6,918            4,327         154,708          3,134         153,515        2,241        152,622
9               690        7,989            5,329         155,583          3,774         154,028        2,657        152,910
10              690        9,113            6,414         156,541          4,428         154,555        3,060        153,187
15              690       15,634           12,775         162,775          7,323         157,323        4,292        154,292
20              690       23,956           22,253         172,253         10,134         160,134        4,783        154,783
AGE 60          690       65,437           91,932         241,932         14,476         164,476            0        150,000
AGE 65          690       87,519          142,377         292,377         11,066         161,066            0        150,000
AGE 70          690      115,703          218,534         368,534          1,467         151,467            0        150,000

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                             ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1               690          725                0         150,390              0         150,361            0        150,332
2               690        1,485              155         150,826             72         150,743            0        150,664
3               690        2,284              225         151,310             60         151,145            0        150,993
4               690        3,123              762         151,847            482         151,567          235        151,320
5               690        4,003            1,355         152,439            922         152,007          556        151,641
6               690        4,928            2,008         153,093          1,381         152,466          872        151,957
7               690        5,899            2,724         153,809          1,855         152,940        1,178        152,263
8               690        6,918            3,958         154,593          2,795         153,430        1,924        152,559
9               690        7,989            4,816         155,451          3,298         153,933        2,208        152,842
10              690        9,113            5,753         156,387          3,814         154,449        2,478        153,112
15              690       15,634           12,474         162,474          7,149         157,149        4,187        154,187
20              690       23,956           21,675         171,675          9,842         159,842        4,619        154,619
AGE 60          690       65,437           86,479         236,479         11,751         161,751            0        150,000
AGE 65          690       87,519          130,187         280,187          4,814         154,814            0        150,000
AGE 70          690      115,703          191,632         341,632              0         150,000            0        150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                                                              INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                                                              DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $2,274.00                                                                   STATED AMOUNT INCLUDES CASH VALUE

                                                   SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                             ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1              2,274       2,388            1,269         152,042          1,150         151,924          1,032      151,805
2              2,274       4,895            3,397         154,294          3,033         153,930          2,683      153,580
3              2,274       7,527            5,409         156,778          4,653         156,022          3,955      155,324
4              2,274      10,291            8,149         159,518          6,835         158,204          5,669      157,038
5              2,274      13,194           11,283         162,539          9,223         160,480          7,467      158,723
6              2,274      16,241           14,728         165,872         11,709         162,853          9,235      160,380
7              2,274      19,441           18,694         169,542         14,476         165,323         11,155      162,003
8              2,274      22,800           23,034         173,586         17,344         167,895         13,043      163,594
9              2,274      26,328           27,670         178,038         20,202         170,570         14,783      165,151
10             2,274      30,032           32,756         182,940         23,168         173,352         16,490      166,674
15             2,274      51,523           65,885         215,885         38,928         188,928         23,700      173,700
20             2,274      78,952          118,956         268,956         57,542         207,542         29,622      179,622
AGE 60         2,274     215,658          561,073         751,838        135,139         285,139         38,245      188,245
AGE 65         2,274     288,434          915,485       1,116,891        168,382         318,382         36,118      186,118
AGE 70         2,274     381,316        1,483,698       1,721,090        204,040         354,040         29,496      179,496

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                             ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1              2,274       2,388            1,250         152,023          1,132         151,905         1,014       151,788
2              2,274       4,895            3,364         154,261          3,001         153,898         2,653       153,551
3              2,274       7,527            5,363         156,732          4,611         155,980         3,917       155,286
4              2,274      10,291            8,091         159,460          6,785         158,154         5,626       156,995
5              2,274      13,194           11,101         162,470          9,053         160,422         7,306       158,675
6              2,274      16,241           14,419         165,789         11,417         162,786         8,957       160,326
7              2,274      19,441           18,075         169,444         13,879         165,248        10,576       161,945
8              2,274      22,800           22,552         173,472         16,891         167,810        12,612       163,531
9              2,274      26,328           26,986         177,905         19,556         170,475        14,164       165,083
10             2,274      30,032           31,867         182,786         22,326         173,245        15,680       166,599
15             2,274      51,523           65,584         215,584         38,753         188,753        23,594       173,594
20             2,274      78,952          118,378         268,378         57,250         207,250        29,457       179,457
AGE 60         2,274     215,658          555,278         744,073        132,419         282,419        36,456       186,456
AGE 65         2,274     288,434          902,238       1,100,730        162,148         312,148        31,950       181,950
AGE 70         2,274     381,316        1,453,070       1,685,561        190,231         340,231        20,311       170,311

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                                                              INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER                                                       DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $2,190.00                                                                   STATED AMOUNT INCLUDES CASH VALUE

                                                  SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                              ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1              2,190       2,300              359         250,000            254         250,000           148       250,000
2              2,190       4,714            2,043         250,000          1,728         250,000         1,426       250,000
3              2,190       7,249            2,703         250,000          2,060         250,000         1,468       250,000
4              2,190       9,911            4,843         250,000          3,740         250,000         2,765       250,000
5              2,190      12,706            7,358         250,000          5,647         250,000         4,195       250,000
6              2,190      15,641           10,072         250,000          7,585         250,000         5,560       250,000
7              2,190      18,723           13,404         250,000          9,955         250,000         7,262       250,000
8              2,190      21,958           16,970         250,000         12,352         250,000         8,894       250,000
9              2,190      25,356           20,615         250,000         14,594         250,000        10,274       250,000
10             2,190      28,923           24,548         250,000         16,864         250,000        11,584       250,000
15             2,190      49,620           47,943         250,000         26,852         250,000        15,275       250,000
20             2,190      76,035           83,666         250,000         36,246         250,000        15,849       250,000
AGE 60         2,190      76,035           83,666         250,000         36,246         250,000        15,849       250,000
AGE 65         2,190     109,748          140,841         250,000         44,198         250,000        12,454       250,000
AGE 70         2,190     152,776          236,457         274,291         48,287         250,000         2,741       250,000

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                             ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1              2,190       2,300              247         250,000            145         250,000            43       250,000
2              2,190       4,714            1,800         250,000          1,498         250,000         1,210       250,000
3              2,190       7,249            2,302         250,000          1,692         250,000         1,131       250,000
4              2,190       9,911            4,257         250,000          3,216         250,000         2,298       250,000
5              2,190      12,706            6,366         250,000          4,759         250,000         3,398       250,000
6              2,190      15,641            8,636         250,000          6,311         250,000         4,422       250,000
7              2,190      18,723           11,081         250,000          7,869         250,000         5,368       250,000
8              2,190      21,958           14,466         250,000         10,179         250,000         6,982       250,000
9              2,190      25,356           17,308         250,000         11,738         250,000         7,761       250,000
10             2,190      28,923           20,371         250,000         13,287         250,000         8,448       250,000
15             2,190      49,620           41,640         250,000         22,506         250,000        12,163       250,000
20             2,190      76,035           69,457         250,000         27,110         250,000         9,570       250,000
AGE 60         2,190      76,035           69,457         250,000         27,110         250,000         9,570       250,000
AGE 65         2,190     109,748          110,783         250,000         25,483         250,000             0       250,000
AGE 70         2,190     152,776          176,182         250,000          9,528         250,000             0       250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                                                              INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER                                                       DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $3,376.00                                                                   STATED AMOUNT INCLUDES CASH VALUE

                                                  SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                             ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1              3,376       3,545            1,283         250,000          1,110         250,000           939       250,000
2              3,376       7,267            4,250         250,000          3,725         250,000         3,221       250,000
3              3,376      11,175            5,717         250,000          4,633         250,000         3,633       250,000
4              3,376      15,279            9,513         250,000          7,637         250,000         5,975       250,000
5              3,376      19,587           13,859         250,000         10,928         250,000         8,434       250,000
6              3,376      24,111           18,600         250,000         14,316         250,000        10,816       250,000
7              3,376      28,862           24,388         250,000         18,416         250,000        13,733       250,000
8              3,376      33,850           30,652         250,000         22,614         250,000        16,567       250,000
9              3,376      39,087           37,261         250,000         26,734         250,000        19,138       250,000
10             3,376      44,586           44,457         250,000         30,963         250,000        21,628       250,000
15             3,376      76,492           89,143         250,000         51,299         250,000        30,237       250,000
20             3,376     117,212          160,866         250,000         73,872         250,000        35,420       250,000
AGE 60         3,376     117,212          160,866         250,000         73,872         250,000        35,420       250,000
AGE 65         3,376     169,183          279,366         340,826         99,546         250,000        36,780       250,000
AGE 70         3,376     235,512          470,362         545,620        128,736         250,000        32,399       250,000

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                             ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1              3,376       3,545            1,171         250,000          1,002         250,000           834       250,000
2              3,376       7,267            4,009         250,000          3,497         250,000         3,006       250,000
3              3,376      11,175            5,321         250,000          4,269         250,000         3,299       250,000
4              3,376      15,279            8,935         250,000          7,120         250,000         5,513       250,000
5              3,376      19,587           12,880         250,000         10,051         250,000         7,646       250,000
6              3,376      24,111           17,185         250,000         13,058         250,000         9,690       250,000
7              3,376      28,862           21,885         250,000         16,141         250,000        11,644       250,000
8              3,376      33,850           27,769         250,000         20,051         250,000        14,255       250,000
9              3,376      39,087           33,384         250,000         23,288         250,000        16,020       250,000
10             3,376      44,586           39,526         250,000         26,599         250,000        17,684       250,000
15             3,376      76,492           83,285         250,000         47,198         250,000        27,262       250,000
20             3,376     117,212          148,504         250,000         65,567         250,000        29,528       250,000
AGE 60         3,376     117,212          148,504         250,000         65,567         250,000        29,528       250,000
AGE 65         3,376     169,183          256,741         313,223         83,420         250,000        25,156       250,000
AGE 70         3,376     235,512          430,077         498,890         97,828         250,000         8,834       250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                                                              INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER                                                       DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $2,190.00                                                                   STATED AMOUNT INCLUDES CASH VALUE

                                                  SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                             ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1              2,190       2,300              355         251,675            250         251,570           145       251,465
2              2,190       4,714            2,032         253,483          1,717         253,168         1,416       252,867
3              2,190       7,249            2,677         255,442          2,038         254,802         1,449       254,214
4              2,190       9,911            4,797         257,561          3,701         256,466         2,733       255,498
5              2,190      12,706            7,282         259,859          5,585         258,163         4,145       256,723
6              2,190      15,641            9,954         262,344          7,494         259,884         5,490       257,880
7              2,190      18,723           13,230         265,029          9,826         261,625         7,166       258,966
8              2,190      21,958           16,721         267,930         12,174         263,383         8,767       259,976
9              2,190      25,356           20,268         271,074         14,356         265,162        10,111       260,917
10             2,190      28,923           24,076         274,479         16,554         266,957        11,380       261,783
15             2,190      49,620           46,141         296,141         25,897         275,897        14,768       264,768
20             2,190      76,035           77,961         327,961         33,858         283,858        14,841       264,841
AGE 60         2,190      76,035           77,961         327,961         33,858         283,858        14,841       264,841
AGE 65         2,190     109,748          124,430         374,430         38,923         288,923        10,775       260,775
AGE 70         2,190     152,776          191,639         441,639         37,662         287,662           528       250,528


                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                              ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1              2,190       2,300              242         251,562            141         251,460            39       251,358
2              2,190       4,714            1,786         253,237          1,486         252,937         1,199       252,649
3              2,190       7,249            2,273         255,037          1,666         254,431         1,109       253,874
4              2,190       9,911            4,203         256,968          3,171         255,936         2,261       255,025
5              2,190      12,706            6,277         259,042          4,687         257,452         3,341       256,106
6              2,190      15,641            8,499         261,264          6,204         258,969         4,341       257,106
7              2,190      18,723           10,878         263,643          7,718         260,483         5,257       258,022
8              2,190      21,958           14,176         266,191          9,972         261,987         6,836       258,851
9              2,190      25,356           16,905         268,920         11,463         263,477         7,574       259,589
10             2,190      28,923           19,823         271,838         12,928         264,942         8,214       260,229
15             2,190      49,620           39,530         289,530         21,402         271,402        11,587       261,587
20             2,190      76,035           62,649         312,649         24,361         274,361         8,478       258,478
AGE 60         2,190      76,035           62,649         312,649         24,361         274,361         8,478       258,478
AGE 65         2,190     109,748           90,814         340,814         19,667         269,667             0       250,000
AGE 70         2,190     152,776          120,244         370,244              0         250,000             0       250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                                                              INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER                                                       DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $7,541.00                                                                   STATED AMOUNT INCLUDES CASH VALUE

                                                  SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                             ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1             7,541        7,918            5,363         257,193          4,958         256,787         4,553       256,382
2             7,541       16,232           12,847         265,087         11,588         263,828        10,378       262,618
3             7,541       24,962           19,931         273,758         17,310         271,137        14,889       268,716
4             7,541       34,128           29,453         283,281         24,892         278,720        20,842       274,670
5             7,541       43,752           40,104         293,743         32,949         286,589        26,845       280,485
6             7,541       53,858           51,781         305,233         41,295         294,748        32,701       286,154
7             7,541       64,469           65,201         317,850         50,554         303,203        39,024       291,674
8             7,541       75,610           79,859         331,705         60,116         311,963        45,197       297,043
9             7,541       87,309           95,700         346,931         69,814         321,045        51,038       302,269
10            7,541       99,592          113,045         363,661         79,840         330,456        56,730       307,346
15            7,541      170,860          225,570         475,570        132,671         382,671        80,332       330,332
20            7,541      261,818          404,688         654,688        194,032         444,032        98,760       348,760
AGE 60        7,541      261,818          404,688         654,688        194,032         444,032        98,760       348,760
AGE 65        7,541      377,906          691,597         941,597        265,003         515,003       111,540       361,540
AGE 70        7,541      526,066        1,151,353       1,401,353        345,099         595,099       116,763       366,763

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.29% NET)              6.00%(4.29% NET)              0.00%(-1.71% NET)
                                                             ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1             7,541        7,918            5,250         257,080          4,848         256,678         4,447       256,276
2             7,541       16,232           12,601         264,841         11,356         263,596        10,161       262,401
3             7,541       24,962           19,526         273,354         16,939         270,766        14,549       268,376
4             7,541       34,128           28,860         282,687         24,362         278,190        20,370       274,198
5             7,541       43,752           39,099         292,926         32,051         285,878        26,040       279,868
6             7,541       53,858           50,326         304,153         40,006         293,834        31,552       285,379
7             7,541       64,469           62,637         316,465         48,234         302,061        36,903       290,730
8             7,541       75,610           76,890         329,967         57,491         310,568        42,841       295,918
9             7,541       87,309           91,700         344,778         66,284         319,361        47,864       300,941
10            7,541       99,592          107,944         361,021         75,365         328,443        52,714       305,792
15            7,541      170,860          218,967         468,967        128,181         378,181        77,154       327,154
20            7,541      261,818          389,407         639,407        184,550         434,550        92,403       342,403
AGE 60        7,541      261,818          389,407         639,407        184,550         434,550        92,403       342,403
AGE 65        7,541      377,906          658,094         908,094        245,789         495,789        99,139       349,139
AGE 70        7,541      526,066        1,080,345       1,330,345        307,018         557,018        92,826       342,826

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

                        CONTENTS OF REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet


The prospectus consisting of 67 pages


Representations:


        Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Ohio National Life Assurance Corporation represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Ohio National Life Assurance Corporation.


The signatures

Written consents of the following persons:

        KPMG Peat Marwick LLP

        Jones & Blouch L.L.P.

        Ronald L. Benedict, Esq.

        David W. Cook, FSA, MAAA

Exhibits:

        All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

        (1) Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant's registration statement on Form S-6 on June 7, 1985 (File no. 2-98265).

        (2)(a) Agreement of Custodianship between the Depositor and The Provident Bank was filed as Exhibit 5 of the Registrant's registration statement on Form S-6, Post-effective Amendment no. 2, on March 22, 1988.

        (2)(b) Amendment to Agreement of Custodianship was filed as Exhibit 4 of the Registrant's Form S-6, Post-effective Amendment no. 3, on April 20, 1989.

        (3)(a) Distribution and Service Agreement between the Depositor and The O.N. Equity Sales Company was filed as Exhibit 6 of the Registrant's Form S-6, Post-effective Amendment no. 3 on April 20, 1989.

(3)(b) Registered Representative's Sales Contract with Variable Life Supplement was filed as Exhibit (3)(b) of the Registrant's Form S-6, Post-effective Amendment no. 5, on April 18, 1991.

(3)(c) Schedule of Sales Commissions was filed as Exhibit 1.(3)(c) of the Registrant's Form S-6 on October 15, 1986.

(5) Flexible Premium Variable Life Insurance Policy, form 86-VL-2, was filed as Exhibit 1.(5) of the Registrant's Form S-6 on October 15, 1986.

(6)(a) Articles of Incorporation of the Depositor were filed as Exhibit 1.(6)(a) of the Registrant's Form S-6 on June 7, 1985.

(6)(b) Code of Regulations (by-laws) of the Depositor were filed as Exhibit 1.(6)(b) of the Registrant's Form S-6 on June 7, 1985.

(8) Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant's Form S-6 on June 7, 1985.

(10) Form of Application was filed as Exhibit 1.(10) of the Registrant's Form S-6 on June 7, 1985.

(11) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the contracts was filed as Exhibit 1.(11) of the Registrant's Form S-6 on October 15, 1986.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Cincinnati and State of Ohio on the 25th day of April, 1997.


                        OHIO NATIONAL VARIABLE ACCOUNT R
                                (Registrant)

                        By OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                (Depositor)


                        By /s/ Donald J. Zimmerman
                           -----------------------------------------------
                               Donald J. Zimmerman
                               Senior Vice President, Insurance Operations


Attest:


/s/ Ronald L. Benedict
---------------------------
    Ronald L. Benedict
    Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and the State of Ohio on the 25th day of April, 1997.


                                       OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                                        (DEPOSITOR)


                                       By /s/ Donald J. Zimmerman
                                         -------------------------------
                                              Donald J. Zimmerman
                                              Senior Vice President, Insurance
                                              Operations

Attest:

/s/ Ronald L. Benedict
-------------------------
Ronald L. Benedict
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been duly signed below by the following persons in the capacities with the depositor and on the dates indicated.

Signature                       Title                         Date
---------                       -----                         ----

                                Chairman, President
                                and Chief Executive
/s/ David B. O'Maley            Officer and Director          April 25, 1997
--------------------------
David B. O'Maley
                                Senior Vice President
                                and Chief Investment
/s/ Joseph P. Brom              Officer and Director          April 25, 1997
--------------------------
Joseph P. Brom

                                Senior Vice President
                                and Chief Financial Officer
/s/ Ronald J. Dolan             and Director                  April 25, 1997
--------------------------
Ronald J. Dolan

                                Senior Vice President and
                                General Counsel and
/s/ Stuart G. Summers           Director                      April 25, 1997
--------------------------
Stuart G. Summers

                                Senior Vice President,
                                Insurance Operations &
/s/ Donald J. Zimmerman         Secretary and Director        April 25, 1997
--------------------------
Donald J. Zimmerman

                                Vice President,
                                Financial Control
                                (Principal Accounting
/s/ Paul L. Bergmann            Officer)                      April 25, 1997
--------------------------
Paul L. Bergmann

                         INDEX OF CONSENTS AND EXHIBITS

                                                          PAGE NUMBER
EXHIBIT                                                  IN SEQUENTIAL
NUMBER          DESCRIPTION                             NUMBERING SYSTEM
-------         -----------                             ----------------
                Consent of KPMG Peat Marwick LLP

                Consent of Jones & Blouch L.L.P.

                Consent of Ronald L. Benedict, Esq.

                Consent of David W. Cook, FSA, MAAA

                                    CONSENTS

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ohio National Life Assurance Corporation:



We consent to the inclusion of our reports included herein as of and to the reference to our firm under the heading "Experts" in the Prospectus.




                                                           KPMG Peat Marwick LLP


Cincinnati, Ohio

April 25, 1997

                             Jones & Blouch L.L.P.
                                 Suite 405-West
                         1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500


                                 April 25, 1997



VIA EDGAR TRANSMISSION

Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45201

        Re:   Ohio National Variable Account R
              Registration Statement on Form S-6
              File No. 2-98265
              ----------------------------------

Dear Sirs:


        We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in post-effective Amendment No. 14 to the above-referenced registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.



                                                 Very truly yours,

                                                 /s/ JONES & BLOUCH L.L.P.
                                                 -------------------------
                                                     Jones & Blouch L.L.P.

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]



                                                    April 25, 1997


The Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242


Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 14 to File No. 2-98265
     Post-Effective Amendment No. 8 to File No. 33-53350


Gentlemen:


The undersigned hereby consents to the use of my name under the caption of "Legal Opinions" in the registration statements on Form S-6 of the above captioned registrant.


                                                Sincerely,

                                                /s/ Ronald L. Benedict
                                                ------------------------------
                                                Ronald L. Benedict
                                                Assistant Secretary and
                                                Legal Counsel

RLB/nh

VARS6II

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]



                                                   April 25, 1997



Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242



Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 14 to File No. 2-98265
     Post-Effective Amendment No. 8 to File No. 33-53350


Gentlemen:


I hereby consent to the use of my name under the heading "Experts" in the prospectuses included in the post-effective amendments to the above-captioned registration statements on Form S-6.

                                                Sincerely,

                                                /s/ David W. Cook
                                                ------------------------------
                                                David W. Cook, FSA, MAAA
                                                Senior Vice President and
                                                Actuary

DWC/nh

VARS6II